UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2013

Select Satellite Funds
Absolute Return Tracker
Commodity Strategy
Dynamic Allocation
Managed Futures Strategy
International Real Estate Securities
Real Estate Securities

Goldman Sachs Select Satellite Funds

■	ABSOLUTE RETURN TRACKER

■	COMMODITY STRATEGY

■	DYNAMIC ALLOCATION

■	MANAGED FUTURES STRATEGY

■	INTERNATIONAL REAL ESTATE SECURITIES

■	REAL ESTATE SECURITIES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussions and Performance Summaries	4

Schedules of Investments	43

Financial Statements	62

Financial Highlights	70

Notes to Financial Statements	82

Report of Independent Registered Accounting Firm	110

Other Information	111

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SELECT SATELLITE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Absolute Return Tracker Fund seeks to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. The Fund’s Investment Adviser believes that hedge funds derive a large portion of their returns from exposure to sources of market risk (“Market Exposures”). The Fund uses a quantitative methodology in combination with a qualitative overlay to seek to identify the Market Exposures that approximate the return and risk patterns of specific hedge fund sub-strategies. The Fund intends to invest in securities and other financial instruments that provide long and/or short exposure in a multitude of Market Exposures. However, from time to time, regulatory constraints or other considerations may prevent the Fund from precisely replicating the returns of the Market Exposures. The Fund does not intend to outperform market returns, even during periods of sustained increases in the prices of stocks and bonds.

The Fund seeks to gain exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “ART Subsidiary”). The ART Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments (which may include total return swaps on commodity indexes, sub-indexes and single commodities, as well as commodity (U.S. or foreign) futures, commodity options and commodity-linked notes). The ART Subsidiary will also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts). The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. Over-the-counter transactions are subject to less government regulation and supervision. The Fund may also hold significant amounts of U.S. Treasury or short-term instruments. Foreign and emerging markets investments may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with short selling of securities, which involves leverage of the Fund’s assets and presents various other risks. The Fund may be obligated to cover its short position at a higher price than the short price, resulting in a loss. Losses on short sales are potentially unlimited as a loss occurs when the value of a security sold short increases. The Fund is not appropriate for all investors. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Commodity Strategy Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund primarily gains exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked swaps (which may include total return swaps). The Subsidiary also invests in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The Fund’s borrowing and use of derivatives result

GOLDMAN SACHS SELECT SATELLITE FUNDS

in leverage, which can make the Fund more volatile. Over-the-counter transactions are subject to less government regulation and supervision. The Fund may hold significant amounts of U.S. Treasury or short-term investments. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. Foreign investments may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Dynamic Allocation Fund invests primarily in exchange-traded funds (“ETFs”) and derivative instruments, including futures and swaps, that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s borrowing and use of derivatives result in leverage, which can make the Fund more volatile. Over-the-counter transactions are subject to less government regulation and supervision. The Fund may also hold significant amounts of U.S. Treasury or short-term instruments. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund’s fixed income investments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Managed Futures Strategy Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income, commodities and currencies, among others, to seek long-term absolute return. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity, interest rate, call, and extension risk. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Different investment styles tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Managed futures strategies have historically offered the potential for stronger performance in extreme bull and bear markets and weaker performance in range-bound and sharply reversing markets. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuation and adverse economic or political developments. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Derivative investments may involve a high degree of financial risk. These risks include the

GOLDMAN SACHS SELECT SATELLITE FUNDS

risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. Over-the-counter transactions are subject to less government regulation and supervision. The Fund’s borrowing and use of derivatives may result in leverage, which can make the Fund more volatile. The Fund is subject to tax risk as a result of its investments in commodity index-linked structured notes, as the Fund has not received a private letter ruling from the Internal Revenue Service (“IRS”) concluding that income and gains from such investments are “qualifying income.” The IRS has suspended granting such private letter rulings, and the Fund cannot rely on private letter rulings granted to other taxpayers. The tax treatment of investments in commodity index-linked structured notes may be adversely affected by future legislation and/or IRS guidance. While the Fund has obtained an opinion of counsel regarding such investments, if the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company, the Fund would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to Fund shareholders. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs International Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry outside the United States, including real estate investment trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Foreign and emerging markets investments may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Because the Fund concentrates its investments in the real estate industry, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting this industry than if its investments were more diversified across different industries, and its performance may be substantially different from that of the broader stock market. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry, including real estate investment trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Because the Fund concentrates its investments in the real estate industry, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting this industry than if its investments were more diversified across different industries, and its performance may be substantially different from that of the broader stock market. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Tracker Fund

Investment Objective

The Fund’s investment objective is to seek to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Absolute Return Tracker Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2013 (“the Reporting Period”).1

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 7.90%, 7.02%, 8.33%, 8.15% and 7.54%, respectively. These returns compare to the 6.72% average annual total returns of the Fund’s benchmark, the HFRXTM Global Hedge Fund Index,[2] during the same time period.

Q	What economic and market factors most influenced the hedge fund asset class as a whole during the Reporting Period?

A	Hedge funds, as measured by the HFRX Global Hedge Fund Index, overall generated positive absolute returns during the Reporting Period. Equity long/short hedge funds and event driven hedge funds were broadly up for the Reporting Period, as measured by the 11.1% return of the HFRX Equity Hedge Index and the 13.9% return of the HFRX Event Driven Index, respectively. More modestly positive were relative value hedge funds, up 2.96% as measured by the HFRX Relative Value Arbitrage Index. Global macro hedge funds were slightly down for the Reporting Period, with the HFRX Macro/CTA Index posting a return of -1.79%.

During the Reporting Period, hedge funds were affected predominantly by the performance of global equities and global bonds. The bull market in global developed market equities continued through the end of the 2013. The S&P 500® Index, as representative of the U.S. equity market, enjoyed a strong finish to five consecutive years of gains. The S&P 500 Index made record highs in December 2013, as the Federal Reserve (the “Fed”) ended seven months of speculation and announced it would finally begin tapering its asset purchases, signaling confidence in the U.S. economy. The MSCI EAFE Index, representing international developed market equities, enjoyed a strong finish to a second straight year of gains. Stock markets in Japan and Europe made fresh highs as late as December. Japan’s Nikkei 225 closed the year 2013 at a six-year high, as the market reflected optimism about Prime Minister Shinzo Abe’s bold reforms and big stimulus. Germany’s Xetra Dax also reached a new high in December, as European equity markets benefited from the European Central Bank’s commitment to easy monetary policy and as economic growth returned to the region. Emerging market equities, however, fell during the Reporting Period, as measured by the MSCI Emerging Markets Index, as emerging market economic growth seemed to shift onto a lower growth plane. Concerns about China’s economic growth, combined with questions about the magnitude of overall global economic growth, had especially important implications for commodity-exporting emerging market countries.

Global bonds, as measured by the Barclays Global Aggregate Bond Index, fell during the Reporting Period on signs of moderately improving economic conditions globally and as yields rose steadily. Global bonds particularly struggled following Fed Chair Bernanke’s mid-May 2013 “tapering” comments, which fueled fears about rising interest rates. A decline in precious metals prices negatively impacted hedge fund performance overall. Interestingly, volatility, as measured by the VIX, dropped substantially during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	We believe hedge funds derive a large portion of their returns from exposure to sources of market risk. During the first half of the Reporting Period, we selected the Fund’s investments using a quantitative algorithm (or methodology), in

[1]	Effective as of June 28, 2013, the Fund made certain enhancements to its investment process. These enhancements are described below.

[2]	The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

PORTFOLIO RESULTS

combination with a qualitative overlay, that seeks to identify the beta component of hedge fund returns and gain exposure to these sources of market risk and their related returns. (The component of hedge fund return that is attributable to market risk exposure, rather than manager skill, is referred to as the “beta” component.) The Fund invested in securities and other financial instruments that provide short or long exposure to market factors that represent these sources of market risk and return (the “Component Market Factors”). The Component Market Factors included, but were not limited to, U.S. and non-U.S. equity indices (“Equities”); fixed income indices (“Fixed Income”); credit indices (“Credit”); commodity indices (“Commodities”) and volatility indices (“Volatility”).

During the first half of the Reporting Period, Equities were the primary driver of performance. Positioning in Fixed Income also contributed positively to the Fund’s absolute returns during the first half of the Reporting Period. Positioning in Commodities detracted. On an absolute basis, the Fund’s biggest positive contributors were long exposures to the S&P 500 Index, the Russell 2000 Index and the TOPIX. The Fund’s largest detractors from absolute returns were long exposures to the S&P GSCI® Precious Metals Index and the MSCI Emerging Markets Index.

We continuously attempt to make enhancements to the investment process we use in the Fund. As part of the Fund’s evolution, we decided to increase the granularity of our process. That is, instead of approximating the broad hedge fund universe, effective at the end of June 2013, we now seek to replicate individual hedge fund sub-strategies. Though the Fund had been successful in approximating the hedge fund industry, our hope is these enhancements to our quantitative methodology will allow us to track the hedge fund industry even more closely.

More specifically, in seeking to meet its investment objective, enhancements were made to the Fund effective as of June 28, 2013 such that the Fund now uses a quantitative methodology, in combination with a qualitative overlay, to seek to identify the Market Exposures, or sources of market risk, that approximate the return and risk patterns of specific hedge fund sub-strategies. The hedge fund sub-strategies whose returns the Fund seeks to approximate include, but are not limited to, Equity Long/ Short, Event Driven, Relative Value and Macro sub-strategies (each a “Hedge Fund Sub-Strategy”). The Fund’s quantitative methodology seeks to allocate the Fund’s exposure to each Hedge Fund Sub-Strategy such that the Fund’s investment results approximate the return and risk patterns of a diversified universe of hedge funds.

During the third quarter of 2013, all Equity Long/Short strategies in which the Fund was invested contributed positively to its results, except for its overweight in emerging market equities versus developed market equities. Emerging market equities had trailed overall equities from the start of 2013 through the end of September 2013, as investors and hedge funds alike reduced exposure. The beginning of September proved to be an inflection point, as buying picked up in emerging markets, signaling a possible bottoming market. As the Fed decided to delay its tapering, equity markets continued a “risk on” mentality, wherein investors appetite for risk was heightened, as the Fund’s market neutral exposure to small caps minus large caps contributed positively to performance. The Relative Value sub-strategy was up in the third quarter. Exposure to credit contributed positively, as credit and equity markets continued to perform well. Fairly steady volatility combined with a buoyant equity market helped our put selling volatility strategy provide positive returns to the overall strategy. (A put is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a set price within a specified time. The buyer of a put option estimates that the underlying asset will drop below the exercise price before the expiration date.) The Event Driven sub-strategy was the strongest performing strategy during the third quarter of 2013. Despite the downturn in credit and equity markets during August 2013, the Fund’s long positions in these asset classes contributed positively as these asset classes rebounded in September. As small-cap stocks outpaced large cap stocks by almost double in total return during the third calendar quarter, a small tilt in the strategy to small caps away from large caps also contributed positively to overall performance. The Macro sub-strategy was down in the third quarter of 2013, which reflected the overall trend that macro and systematic strategies in general continued to have difficulty. Although positive exposures to equities contributed positively to overall performance, trend-following strategies detracted from overall performance. Reversals, specifically increases in rates, proved to cause difficulty for trend-following managers during the third calendar quarter.

During the fourth quarter of 2013, the Equity Long/Short sub-strategy was up, driven by long positions in U.S. small-cap equities, European equities and U.S. large-cap equities. These gains were partially offset by negative performance from long positions in emerging markets equities and short positions in U.S. small-cap growth equities. The Event Driven sub-strategy was also up for the fourth calendar quarter, driven by positive returns from long high yield credit positions and the equity volatility sub-strategy. However, these gains were partially offset by short positions in U.S. small-cap equities.

The Macro sub-strategy was up for the fourth quarter of 2013, driven by positive returns from long U.S. large-cap equity trend sub-strategies. The currency carry sub-strategy

PORTFOLIO RESULTS

had a slightly negative return for the quarter. Currencies such as the Brazilian real and Indonesia rupiah detracted from the Fund’s results due to adverse exchange rate moves. The trend-following sub-strategy earned positive returns for the Fund during the quarter. As equity markets continued to show strong upward trend signals, the Fund’s long equity positions added to its return. Short-dated interest rates and long-term bonds did not exhibit clear trends and were flat to slightly up for the fourth calendar quarter. The Relative Value sub-strategy was up for the fourth quarter of 2013, as all of its positions earned positive returns. The Fund’s long high yield credit position benefited from coupon income as well as from spread tightening, or a narrowing of yield differentials. The Fund’s equity volatility sub-strategy also had a strong quarter.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the first half of the Reporting Period, the Fund used exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap equities, non-U.S. developed market equities including those in Europe, the U.K. and Japan, and the 10-year U.S. Treasury Index. The Fund used commodity index-linked structured notes to gain exposure to the S&P GSCI® Precious Metals Index. The Fund used currency forward contracts to gain exposure to select currencies of non-U.S. developed markets, including the pound, euro and yen. The Fund used a swap to gain exposure to emerging market equities.

During the second half of the Reporting Period, the Fund used, in addition the derivatives mentioned above, exchange-traded total return swaps to gain exposure to U.S. large-cap and small-cap equities. The Fund also used listed put options to gain exposure to U.S. large-cap equities. Lastly, the Fund used exchange-traded credit default swaps to gain exposure to North American high yield credit markets.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	As described in some detail earlier, several enhancements were made to the Fund effective the end of June 2013. In implementing these enhancements, the Fund may now seek to establish long and/or short positions in a multitude of Market Exposures, including but not limited to: U.S. and non-U.S. (including emerging market) equity indices; U.S. and non- U.S. (including emerging market) fixed income indices; credit indices; interest rates; commodity indices; foreign currency exchange rates; baskets of top positions held by hedge funds; volatility; and market momentum/trends.

Within the Fund’s portfolio during the first half of the Reporting Period overall, the Fund’s long exposure to equities gradually increased. The Fund’s short exposure to fixed income also increased gradually. The Fund gradually became less long precious metals. The Fund’s exposure to currencies remained fairly consistent throughout the Reporting Period.

During the second half of the Reporting Period, the Fund’s exposure to equities continued to increase. The Fund gradually become less short fixed income. The Fund had no exposure to commodities throughout the second half of the Reporting Period. The Fund gradually became more short currencies. During the second half of the Reporting Period, the Fund had a position in credit via credit default swaps and in volatility via options.

Each of these changes was made as a result of our analysis of the hedge fund industry’s returns. No active decisions were made based on any economic or financial market outlooks.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was positioned long in equities and credit. The Fund had net zero positions in fixed income and commodities and net short positions in currencies and volatility at the end of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	After 33 years of distinguished service, Don Mulvihill, CIO of Customized Beta Strategies within the Quantitative Investment Strategies (“QIS”) team, decided to retire from the firm at the end of June 2013. Gary Chropuvka assumed Mr. Mulvihill’s role as Head of the Customized Beta Strategies business, overseeing the team’s tax-efficient, rules-based and customized beta investment strategies. Mr. Chropuvka brings extensive experience having joined QIS in 1999 with Mr. Mulvihill to manage the team’s tax-efficient investment strategies. All of Mr. Mulvihill’s direct investment responsibilities were performed within a co-lead or team leadership structure and follow processes that provide continuity in day-to-day investment decision-making in each portfolio.

Q	What is the Fund’s tactical view and strategy going forward?

A	As mentioned earlier, several changes were made to the Fund effective June 28, 2013. Per the objective set out in the Fund’s prospectus, the Fund will continue to seek to identify the sources of market risk, or Market Exposures, that approximate the return and risk patterns of specific hedge fund sub-strategies.

FUND BASICS

Absolute Return Tracker Fund

as of December 31, 2013

PERFORMANCE REVIEW
January 1, 2013– December 31, 2013	Fund Total Return (based on NAV)[1]	HFRX Global Hedge Fund Index[2]
Class A	7.90%	6.72%
Class C	7.02	6.72
Institutional	8.33	6.72
Class IR	8.15	6.72
Class R	7.54	6.72

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/13	One Year	Five Years	Since Inception	Inception Date
Class A	1.98%	1.75%	-1.18%	5/30/08
Class C	5.96	2.14	-0.93	5/30/08
Institutional	8.33	3.31	0.22	5/30/08
Class IR	8.15	3.17	0.07	5/30/08
Class R	7.54	2.62	-0.44	5/30/08

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.70%
Class C	1.90	2.45
Institutional	0.75	1.30
Class IR	0.90	1.45
Class R	1.40	1.95

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Short-term investments represent investments in repurchase agreements. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Performance Summary

December 31, 2013

The following graph shows the value as of December 31, 2013, of a $10,000 investment made on May 30, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the HFRX Global Hedge Fund Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Absolute Return Tracker Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 30, 2008 through December 31, 2013.

Average Annual Total Return through December 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced May 30, 2008)
Excluding sales charges	7.90%	2.91%	-0.17%
Including sales charges	1.98%	1.75%	-1.18%

Class C (Commenced May 30, 2008)
Excluding contingent deferred sales charges	7.02%	2.14%	-0.93%
Including contingent deferred sales charges	5.96%	2.14%	-0.93%

Institutional (Commenced May 30, 2008)	8.33%	3.31%	0.22%

Class IR (Commenced May 30, 2008)	8.15%	3.17%	0.07%

Class R (Commenced May 30, 2008)	7.54%	2.62%	-0.44%

GOLDMAN SACHS COMMODITY STRATEGY FUND

What Differentiates the Goldman Sachs Commodity Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our commodity investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

Goldman Sachs’ Commodity Investment Process

Our commodity investment process emphasizes the importance of both short-term, tactical opportunities and long-term investment views. Our team-based approach to managing the Fund ensures continuity and idea sharing among some of the industry’s most experienced fixed income specialists. We pursue strong, consistent performance across commodity markets through:

The Goldman Sachs Commodity Strategy Fund primarily gains exposure to the performance of the commodity markets through investment in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked swaps (which may include total return swaps), as well as other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in fixed income and debt instruments. The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

The Fund implements enhanced cash strategies that capitalize on GSAM’s global fixed income expertise. The Fixed Income Team will employ the full spectrum of capabilities offered, including bottom-up strategies (credit, mortgages, governments /municipals, high yield, and emerging markets debt) and top-down strategies (duration, cross-sector, currency and country) in an attempt to enhance the return of the Fund.

A Commodity Fund that:

■	Provides exposure to the commodity markets without direct investment in physical commodities

■	Utilizes commodity-linked swaps that provide economic exposure to movements in commodity prices

PORTFOLIO RESULTS

Goldman Sachs Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Commodities Team discusses the Goldman Sachs Commodity Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -1.57%, -2.50%, -1.39%, -1.39% and -1.93%, respectively. These returns compare to the -1.22% average annual total return of the Fund’s benchmark, the S&P GSCI® Total Return Index (formerly, Goldman Sachs Commodity Index) (the “S&P GSCI®”) during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	Commodities markets, as measured by the S&P GSCI®, faced a challenging Reporting Period, wherein, with the exception of energy and energy-related commodities, every subsector and most individual commodities generated negative returns.

One factor that influenced commodities was U.S. Federal Reserve (“Fed”) policy and its impact on precious metals. In the U.S., the Fed announced in December 2013 it would begin tapering its purchases of U.S. Treasuries and mortgage- backed securities in January 2014, ending approximately seven months of speculation on the subject of tapering. The decision was influenced by improving macroeconomic data, low inflation and a generally better fiscal outlook as a federal budget deal was announced by Congress heading into 2014. Prices of traditionally safe haven assets, such as gold and silver, declined throughout the Reporting Period. Gold markets were further affected by significant outflows from exchange-traded funds.

The second factor influencing the commodities markets was China and its impact on industrial metals. Through the first half of the Reporting Period, concerns that slowing economic growth in China, the largest user of industrial metals, would dampen demand impacted not only the industrial metals subsector but weighed on virtually all commodities. However, macroeconomic data coming out of China, including official Purchasing Managers Index (“PMI”) and Gross Domestic Product (“GDP”) data, improved in the second half of the Reporting Period, seeming to indicate a more controlled rebalancing of the Chinese economy toward higher household income and consumption. A picture of better than expected growth supported industrial metals into the end of 2013.

The third major factor impacting the commodities markets during the Reporting Period was the impact of geopolitics on the energy subsector. During the Reporting Period, geopolitical events in the Middle East and North Africa (“MENA”) region led to an unexpected number of production outages, pushing oil prices higher. In Libya, a member of OPEC (the Organization of Petroleum Exporting Countries), main export terminals closed down in August 2013, and production was halted in several fields, as the country’s civil war intensified. Nigeria also experienced production disruptions due to oil theft and attacks on pipelines, leading to its output dropping to its lowest levels since mid-2009. Additionally, unrest in Iraq and contagion fears from a potential U.S. military strike on Syria helped push oil prices higher.

Q	Which commodity subsectors were strongest during the Reporting Period?

A

As mentioned earlier, all commodity subsectors other than energy, as measured by the S&P GSCI®, posted negative returns during the Reporting Period. During the Reporting Period, the energy component of the S&P GSCI® was the best performing subsector, posting a gain of 5.14%. In particular, the S&P GSCI® Energy Index was supported by West Texas Intermediate (“WTI”) crude oil, which was up

PORTFOLIO RESULTS

6.01% during the Reporting Period, as measured by the S&P GSCI® Crude Oil Index. Brent crude oil further contributed to the subsector’s outperformance, rising 6.94% during the Reporting Period, as measured by the S&P GSCI® Brent Crude Oil Index. As highlighted above, crude oil was supported by escalating geopolitical tensions and prolonged outages within key oil producing nations in the MENA region.

Q	Which commodity subsectors were weakest during the Reporting Period?

A	The precious metals subsector was the weakest during the Reporting Period, with the S&P GSCI® Precious Metals Index returning -29.75%. Gold and silver declined 28.65% and 36.64%, respectively, as measured by the S&P GSCI® Gold Index and S&P GSCI® Silver Index, respectively. Economic data suggested that the U.S. retains solid economic momentum heading into 2014, and the Eurozone finally exited its recession with a positive GDP release for the third quarter of 2013, suggesting recovery, albeit at a slow pace. In combination with the imminent Fed tapering and heavy withdrawals from gold exchange-traded funds, gold prices declined, while assets usually considered more risky, such as equities, trended higher.

Briefly, the remaining commodities subsectors performed as follows — the S&P GSCI® Industrials Metals Index returned -12.87%; the S&P GSCI® Agriculture Index returned -18.00%; and the S&P GSCI® Livestock Index returned -3.61% during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund generated returns that underperformed the S&P GSCI®. Our enhanced roll-timing strategies via exposure to commodity index-linked swaps contributed positively to returns, while our enhanced cash management strategy detracted from results during the Reporting Period.

Q	How did the Fund’s enhanced roll-timing strategies impact performance during the Reporting Period?

A	Our enhanced roll-timing strategies contributed positively to the Fund’s performance via exposure to commodity index swaps. We employ an approach whereby we do not take active views on individual commodities but rather gain Fund exposure to commodities through investments whose performance is linked to commodity indices.

We often implement commodity roll-timing strategies by deviating from the S&P GSCI® roll convention, which typically calls for rolling forward exposure at the front, or near-month, end of the futures curve on a monthly basis. The roll occurs during business days 5 through 9. To the extent our team believes fundamental or technical developments will impact the futures roll-timing decision, we will incorporate those views into the portfolio by electing to roll positions earlier, later, forward or in different weights versus the S&P GSCI® roll. Roll-timing strategies employed may include 1) alternative roll date modifications, which avoid the market impact of plain vanilla S&P GSCI® rolls during business days 5 to 9; 2) forward exposure roll modifications, which avoid the market impact of plain vanilla S&P GSCI® rolls and move exposure out the curve to mitigate the returns impact often associated with persistent contango; and 3) seasonal roll modifications, which take advantage of seasonal relationships in commodity markets to increase returns. (Contango is defined as a common market condition in which futures prices get progressively higher in the distant delivery months, often reflecting carrying costs. In other words, the nearby contract is trading at a lower price than the futures contract, such that one is rolling each month at a higher prices.) During most of the Reporting Period, we employed a forward roll-timing strategy that rolled commodity exposures underlying the S&P GSCI® a few months out on the futures curve instead of rolling at the very front of the futures curve.

Our six-month deferred positioning within WTI crude oil was the primary positive driver of the Fund’s performance during the Reporting Period. The outperformance of nearby contracts over deferred contracts through the first half of the Reporting Period was driven by expectations of a relief in elevated crude oil inventories at Cushing, Oklahoma, the delivery point for the WTI contract, given the expansion of the infrastructure connecting the midcontinent and the U.S. Gulf Coast, where the vast majority of refineries capable of handling light sweet crude oil are located. Light sweet crude oil is what is deliverable into the NYMEX (New York Mercantile Exchange) WTI futures contract. However, this trend reversed going into the latter half of 2013, as the front of the WTI crude oil futures curve underperformed the deferred part of the curve. The Fund benefited from this

PORTFOLIO RESULTS

underperformance, as the Fund held a deferred position in WTI crude oil futures, while the S&P GSCI® held the most nearby futures contract.

Deferred positioning in corn, particularly in July and August 2013, also added to the Fund’s performance, as corn prices were weighed down on the front of its futures curve based on a supportive production outlook for the U.S. and South America given favorable weather conditions and record planted acreage in 2013.

Conversely, deferred positioning in natural gas detracted from the Fund’s performance, as front-end, or nearby, futures outperformed longer-dated futures during the Reporting Period. Front-end futures’ outperformance late in the Reporting Period was supported by frigid temperatures across the U.S. and consequent expectations for substantial inventory draws as a result of increased heating demand.

Q	How did you implement the Fund’s enhanced cash management strategy?

A	In addition to seeking value through management of the commodities portion of the Fund’s portfolio, we also attempt to add a modest amount of excess return through thoughtful management of collateral held in the Fund. The cash portion of the Fund’s portfolio is typically allocated to high-grade collateral that includes U.S. Treasury securities, agency debentures, mortgage-backed securities and short-term fixed income instruments. During the Reporting Period, we favored high quality government and agency securities for the Fund’s collateral allocation. However, our enhanced cash management strategy detracted from Fund performance during the Reporting Period.

Holdings in U.S. Treasury inflation-protected securities (“TIPS”) detracted most from the Fund’s performance. TIPS sold off on the Fed’s announcement it may start scaling back its quantitative easing program, a large asset purchase program. The mid-May 2013 announcement — which drove speculation for the next seven months until the Fed’s December 2013 announcement that it would indeed begin tapering its asset purchases in January 2014 — sent both nominal interest rates and real interest rates higher. In turn, the increase in rates pressured the prices of TIPS lower. Real interest rates and inflation expectations are two of the most important inputs to the prices of TIPS. (Real interest rates are interest rates that have been adjusted to remove the effects of inflation to reflect the real cost of funds to the borrower, and the real yield to the lender. The real interest rate of an investment is calculated as the amount by which the nominal interest rate is higher than the inflation rate.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned earlier in some detail, the Fund used commodity index-linked total return swaps in implementing our enhanced roll-timing strategies in order to gain exposure to the commodities markets. In implementing our enhanced cash management strategy, the Fund used futures, interest rate swaps and forward sales contracts, which are agency mortgage-backed derivatives used in purchasing a future issuance of agency mortgage-backed securities.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	The Fund continued to hold exposure to the commodities markets primarily in the form of swaps linked to the S&P GSCI®. During the Reporting Period, we maintained our six- month deferred position in WTI crude oil and natural gas and added a six-month deferred position in the soybeans complex, along with wheat and corn, with the remaining commodities in the same contract as the GSCI®. The Fund established a deferred positioning in soybeans, wheat and corn to express our view on a supportive production outlook for the U.S. and South America based on favorable weather conditions and record planted acreage in 2013. In the meantime, we also maintained a six-month forward positioning in WTI crude oil because we are expecting near-term futures to underperform. We disagreed with the timing of the market’s expectations for significant inventory draws at Cushing, Oklahoma, the physical delivery point for NYMEX WTI futures.

Q	How was the Fund positioned at the end of the Reporting Period?

A	The Fund, at the end of the Reporting Period, held exposure to the commodities underlying the S&P GSCI® through customized swaps in the Subsidiary, with deferred exposure to natural gas, WTI crude oil and grains. (The Subsidiary has the same objective as the Fund but unlike the Fund may invest without limitation in commodity index-linked securities, such as swaps and futures, that provide exposure to the performance of the commodity markets.)

The cash portion of the Fund’s portfolio was allocated across various fixed income sectors, with an emphasis on the higher quality, lower volatility segments of the market, such as U.S. government and government-sponsored bonds.

PORTFOLIO RESULTS

Q	What is the Fund’s view and strategy going forward?

A	We expect growth in the developed economies to pick up in 2014 primarily led by the U.S., as underpinned by a strengthening housing market, with other major economies joining the upswing. Leading indicators at the end of the Reporting Period in our view, showed broad-based improvement in economic activity, especially in Europe. We believe global risks have eased with these signs of repair. Volatility subsided on the Fed’s unexpected decision not to reduce asset purchases in September 2013.

Given this backdrop, we expect commodity markets to be driven by a healthier mix of macroeconomic data and bottom-up supply and demand dynamics specific to each market. For example, within the energy subsector, we believe global crude oil markets were finely balanced at the end of the Reporting Period. Worldwide demand was increasing in our view, via the economic recovery in developed markets. Global production was being affected by conflicts in parts of the Middle East and Africa, leaving Saudi Arabia to dip into spare capacity to balance the market. Meanwhile, specific to WTI, increased production flowing to the U.S. midcontinent from Canada and the interior of the U.S. offset flows out of the midcontinent U.S. to the Gulf Coast, keeping oil inventories in the middle of the U.S. elevated and, we anticipate, the front end of the WTI curve depressed likely through part of 2014.

FUND BASICS

Commodity Strategy Fund

as of December 31, 2013

PERFORMANCE REVIEW
January 1, 2013– December 31, 2013	Fund Total Return (based on NAV)[1]	S&P GSCI[2]
Class A	-1.57%	-1.22%
Class C	-2.50	-1.22
Institutional	-1.39	-1.22
Class IR	-1.39	-1.22
Class R	-1.93	-1.22

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P GSCI is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the GSCI on the basis of liquidity and are weighted by their respective world production quantities. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/13	One Year	Five Years	Since Inception	Inception Date
Class A	-6.00%	3.11%	-4.48%	3/30/07
Class C	-3.48	3.23	-4.58	3/30/07
Institutional	-1.39	4.22	-3.56	3/30/07
Class IR	-1.39	4.34	-6.50	11/30/07
Class R	-1.93	3.81	-6.98	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.98%	1.13%
Class C	1.73	1.88
Institutional	0.64	0.79
Class IR	0.73	0.88
Class R	1.23	1.38

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[6]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[7]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Performance Summary

December 31, 2013

The following graph shows the value as of December 31, 2013, of a $10,000 investment made on March 30, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P GSCI® Total Return Index (with dividends reinvested) (“S&P GSCI Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Commodity Strategy Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 30, 2007 through December 31, 2013.

Average Annual Total Return through December 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced March 30, 2007)
Excluding sales charges	-1.57%	4.05%	-3.83%
Including sales charges	-6.00%	3.11%	-4.48%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	-2.50%	3.23%	-4.58%
Including contingent deferred sales charges	-3.48%	3.23%	-4.58%

Institutional (Commenced March 30, 2007)	-1.39%	4.22%	-3.56%

Class IR (Commenced November 30, 2007)	-1.39%	4.34%	-6.50%

Class R (Commenced November 30, 2007)	-1.93%	3.81%	-6.98%

PORTFOLIO RESULTS

Goldman Sachs Dynamic Allocation Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Dynamic Allocation Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 5.21%, 4.45%, 5.65%, 5.55% and 4.94%, respectively. These returns compare to the 0.25% average annual return of the Fund’s benchmark, the Bank of America Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (LUS1) (the “LIBOR 1-Month Index”). The Dynamic Allocation Fund Composite Index, comprised 60% of the MSCI All Country World Index Investable Market Index (net, unhedged) (“MSCI ACWI IMI”) and 40% of the Barclays Global Aggregate Bond Index (USD, hedged) (“Barclays Bond Index”), returned 13.59% during the same period. The MSCI ACWI IMI and Barclays Bond Index posted average annual returns of 23.55% and -0.14%, respectively, during the same period.

The Fund’s overall annualized volatility was 7.38% during the Reporting Period, while the overall annualized volatility of the S&P® 500 Index during the same time period was 10.55%.

Q	What were the primary contributors to and detractors from the Fund’s performance based on your team’s asset allocation decisions during the Reporting Period?

A	The Fund seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), stocks, futures, swaps and other derivatives that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. Our team manages the Fund dynamically by changing its allocations to these asset classes based on our tactical views and in response to changing market conditions. Our team uses a disciplined, rigorous and quantitative approach, in combination with a qualitative overlay, in allocation to, and within, the asset classes in which the Fund invests. Allocations are adjusted within the Fund at least monthly based on continuous analysis to help determine which investments are relatively attractive and provide the best opportunities for growth in any given period of time. Since the markets represented by each investment are constantly changing, so are the Fund’s allocations.

Overall, the Fund’s asset allocations decisions contributed positively to returns during the Reporting Period. The Fund’s allocations to U.S. large-cap and small-cap equities, Japanese equities and European equities contributed most to its performance. These positive contributors were only partially offset by allocations to U.S. fixed income and Treasury inflation protected securities (“TIPS”), commodities and emerging market equities, which detracted, as these asset classes retreated during the Reporting Period.

During the Reporting Period, we shifted the Fund’s allocations tactically across equities, credit/fixed income and commodities. We steadily decreased its allocation to fixed income, U.S. TIPS and commodities, as those asset classes performed poorly during the first half of 2013. After a spike in volatility mid-year, we reduced the Fund’s allocations to global equities, but quickly increased the allocation once again given strong momentum in those markets.

PORTFOLIO RESULTS

Q	How did the Goldman Sachs Market Sentiment Indicator factor into risk allocation decisions that were made during the Reporting Period?

A	The Goldman Sachs Market Sentiment Indicator (“MSI”) is a proprietary tool that analyzes how the markets will potentially respond to future global changes in financial, economic and sociopolitical events. With the help of the MSI, the Fund seeks to mitigate risk in unstable markets by reducing volatility.

The MSI was triggered at the tail end of May 2013, prompting us to rein in exposures across the entirety of the Fund’s portfolio. Not surprisingly, as most risky assets sold off during May 2013, the MSI had detected heightened levels of overall market distress, hence leading us to pull back on the Fund’s overall volatility level. During June 2013, we twice moved to further reduce overall portfolio risk, such that the Fund’s overall risk target at the end of June was approximately 40% lower than before the MSI was triggered. The Fund continued to de-risk until mid-July 2013. The MSI retreated to normal levels by the middle of July 2013 and remained at benign levels for the remainder of the calendar year, resulting in the Fund running at its full-risk target during the latter half of 2013.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in futures and credit default swaps to achieve exposure to equities (both in U.S. and non-U.S. companies) and fixed income (U.S. and non-U.S., investment grade and high yield) during the Reporting Period. The Fund also used commodity index-linked structured notes to gain exposure to commodities.

Q	What changes did you make within the Fund during the Reporting Period?

A	As mentioned earlier, in June 2013, when the MSI spiked and prompted an intra-month rebalance, the Fund reduced exposure to risky assets overall, particularly across allocations to developed non-U.S. equities, global fixed income and commodities, as these asset classes exhibited persistently poor momentum and heightened risk. In the fourth quarter of 2013, the Fund increased exposure to U.S. equities as a result of strong momentum and decreased its net exposure to developed non-U.S. equities and global fixed income assets.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the third quarter of 2013, Sudarshan Gururaj, a portfolio manager on the Quantitative Investment Strategies (“QIS”) Team, left the firm. His responsibilities were assumed by existing members of the QIS Team. QIS employs a globally integrated team of more than 70 professionals, with an additional 55-plus professionals dedicated to trading, information technology and development of analytical tools.

Q	What is the Fund’s asset allocation view and strategy for the months ahead?

A	At the end of December 2013, the Fund had increased exposure to global equities, which had exhibited strong momentum and relatively benign volatility. The Fund also increased exposure to U.K. and Japanese government bonds. The Fund maintained its modest positions in commodities and TIPS.

We continue to believe the Fund’s dynamic allocation approach is important because it can adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to mitigate risk when the markets become unstable. There is no guarantee that the Fund’s dynamic management strategy will cause it to achieve its investment objective.

FUND BASICS

Dynamic Allocation Fund

as of December 31, 2013

PERFORMANCE REVIEW
January 1, 2013– December 31, 2013	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch USD LIBOR 1-Month Index[2]	MSCI All Country World Index Investable Market Index[3]	Barclays Global Aggregate Bond Index[4]	Dynamic Allocation Fund Composite Index[5]
Class A	5.21%	0.25%	23.55%	-0.14%	13.59%
Class C	4.45	0.25	23.55	-0.14	13.59
Institutional	5.65	0.25	23.55	-0.14	13.59
Class IR	5.55	0.25	23.55	-0.14	13.59
Class R	4.94	0.25	23.55	-0.14	13.59

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch US Dollar 1-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The MSCI All Country World Index Investable Market Index (“MSCI ACWI IMI Index”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI IMI Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The Dynamic Allocation Fund Composite Index is comprised 60% of the MSCI ACWI IMI Index and 40% of the Barclays Global Aggregate Bond Index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 12/31/13	One Year	Since Inception	Inception Date
Class A	-0.56%	3.09%	1/5/10
Class C	3.42	3.81	1/5/10
Institutional	5.65	4.98	1/5/10
Class IR	5.55	4.84	1/5/10
Class R	4.94	4.31	1/5/10

[6]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.42%	1.52%
Class C	2.17	2.27
Institutional	1.01	1.11
Class IR	1.18	1.28
Class R	1.68	1.78

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND SECTOR ALLOCATIONS[8]

[8]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Performance Summary

December 31, 2013

The following graph shows the value as of December 31, 2013, of a $10,000 investment made on January 5, 2010 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Bank of America Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (LUS1) (the “LIBOR 1-Month Index”), Barclays Global Aggregate Bond Index (USD, hedged) (“Barclays Bond Index”), and the MSCI All Country World Index Investable Market (net, unhedged) (“MSCI ACWI IMI”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Dynamic Allocation Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 5, 2010 through December 31, 2013.

Average Annual Total Return through December 31, 2013	One Year	Since Inception
Class A (Commenced January 5, 2010)
Excluding sales charges	5.21%	4.56%
Including sales charges	-0.56%	3.09%

Class C (Commenced January 5, 2010)
Excluding contingent deferred sales charges	4.45%	3.81%
Including contingent deferred sales charges	3.42%	3.81%

Institutional (Commenced January 5, 2010)	5.65%	4.98%

Class IR (Commenced January 5, 2010)	5.55%	4.84%

Class R (Commenced January 5, 2010)	4.94%	4.31%

PORTFOLIO RESULTS

Goldman Sachs Managed Futures Strategy Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Managed Futures Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -4.83%, -5.63%, -4.44%, -4.64% and -5.13%, respectively. These returns compare to the 0.19% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (LUS1) (the “LIBOR 1-Month Index”), during the same time period.

The Fund’s overall annualized volatility was 8.55% during the Reporting Period, while the overall annualized volatility of the S&P® 500 Index during the same time period was 10.55%.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

Negative Fund performance for the Reporting Period overall can be attributed primarily to the latter half of the second calendar quarter, i.e., mostly to May and June 2013, but was slightly offset by strong performance in the fourth calendar quarter.

During the first quarter of 2013, a strong surge in equity market returns resulted in positive contributions from various long positions in global equity markets. This was offset, however, by long positions in fixed income securities, which detracted from performance.

The second calendar quarter got off to a good start with short-term and medium-term fixed income positions contributing to relative returns in April 2013. Developed market equity long positions contributed too, albeit to a lesser extent.

The latter part of the second calendar quarter proved to be challenging on the heels of Federal Reserve (“Fed”) Chair Bernanke’s Congressional testimony on May 22, 2013 and subsequent “tapering” language at the Fed meeting on June 19, 2013. Moreover, heightened volatility across equity and fixed income markets coincided with a sell-off in more risky assets globally, particularly in emerging market securities. In May 2013, positions in fixed income securities and long-term yield curve, or slope, movements hurt the Fund’s performance. Within fixed income, exposure to U.S. and Canadian bonds particularly detracted. In June 2013, the two major detractors from Fund performance were its long positions in developed market equities and our yield curve steepening bias. Long positions in emerging market equities and short-term interest rates also detracted, but to a lesser extent. Among developed market equities, the Fund’s long positions in Italy and Sweden detracted most from performance. Among emerging market equities, the Fund’s long positions in South Africa and Turkey detracted most. Positive performance from short positions in the equity markets of Chile and South Korea did help in June 2013, but not enough to offset the detractors. The Fund’s yield curve steepening view hurt most in the Eurozone and the U.K.

The Fund finished the calendar year particularly strong, partially offsetting losses that occurred in the first half of 2013. Equity markets rallied sharply in September 2013 on the Fed’s announcement that it would not yet begin to taper

PORTFOLIO RESULTS

its asset purchases. The rally continued into October 2013 on more evidence that suggested monetary conditions would remain accommodative. In December 2013, the Fed ended seven months of speculation and announced it would begin tapering its asset purchases in January 2014. Equity markets viewed the move as a sign of improved confidence in the U.S. economy. Strong momentum in the housing market was one of the biggest drivers of positive sentiment on the economy. Also supporting improved sentiment was an improved labor market, with the unemployment rate dropping to 7.0% by December 2013.

During the fourth quarter of 2013, the Fund’s positions in developed and emerging equity markets bolstered returns most, with long positions in the U.S., Taiwan and South Africa contributing most positively. Gains in equities were partially offset by negative results among developed and emerging currencies. Specifically, a long position in the Czech koruna and a short position in the Columbia peso detracted from performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used derivatives, including futures, swaps and forwards, to implement long and short positions. The Fund invested in futures and currency forwards to achieve exposure to equities (both in U.S. and non-U.S. companies) and currencies (U.S. and non-U.S. currencies), respectively. The Fund used interest rate swaps and currency forwards to achieve exposure to fixed income.

Q	What changes did you make within the Fund during the Reporting Period?

A	At the start of the Reporting Period, the Fund held long positions in all asset classes in its investment universe, with especially meaningful exposures in developed market and emerging market equities along with short-term and medium-term bonds. The Fund held a relatively small positive exposure to developed market currencies. As developed market currencies subsequently declined, we quickly moved to a net short Fund position in this asset class by February 2013, which was then maintained through the remainder of the Reporting Period. We similarly moved to rein in the Fund’s exposures in emerging market currencies and emerging market equities, eventually moving to short positions in both asset classes by the end of the second calendar quarter.

During the third quarter of 2013, the Fund maintained long exposures to developed and emerging market equities and short exposures to developed and emerging market currencies as well as to medium-term bonds. The Fund also maintained a steepening view of the long-term end of the yield curve.

Throughout the fourth calendar quarter, we significantly increased the Fund’s long exposure to developed market equities, while significantly reducing its exposure to short-term bonds. Simultaneously, we increased the Fund’s short exposure to emerging market currencies and medium-term bonds.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the third quarter of 2013, one Vice President from the Macro Alpha team left the firm. His responsibilities have been assumed by existing members of the Quantitative Investment Strategies (“QIS”) Team. QIS employs a globally integrated team of more than 70 professionals, with an additional 55-plus professionals dedicated to trading, information technology and development of analytical tools.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	Going into 2014, we intend to maintain the Fund’s short exposure to global currencies and to medium- and long-term bonds. We also expect to retain the Fund’s long positions in both developed and emerging market equities and short-term bonds while maintaining our views of an overall steepening of both the long- term and short-term ends of the yield curve.

We intend to continue to seek to identify price trends in various asset classes over short-, medium- and long-term horizons via a proprietary investment model. Upon identifying a trend in a given instrument or asset, the Fund will take a long or short position in the instrument or asset. Long positions benefit from an increase in price of the underlying instrument or asset, while short positions benefit from a decrease in price of the underlying instrument or asset. The size of the Fund’s position in an instrument or asset is primarily related to the strength of the overall trend identified by the investment model. We continue to believe that the Fund’s trend-following strategy is important because it can adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to mitigate risk when the markets become unstable. There is no guarantee that the Fund’s trend-following strategy will cause it to achieve its investment objective.

FUND BASICS

Managed Futures Strategy Fund

as of December 31, 2013

PERFORMANCE REVIEW
January 1, 2013– December 31, 2013	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch USD LIBOR 1-Month Index[2]
Class A	-4.83%	0.19%
Class C	-5.63	0.19
Institutional	-4.44	0.19
Class IR	-4.64	0.19
Class R	-5.13	0.19

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch US Dollar 1-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/13	One Year	Since Inception	Inception Date
Class A	-10.04%	-2.81%	2/29/12
Class C	-6.57	-0.60	2/29/12
Institutional	-4.44	0.60	2/29/12
Class IR	-4.64	0.43	2/29/12
Class R	-5.13	-0.05	2/29/12

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.44%	5.89%
Class C	2.15	5.39
Institutional	1.06	5.27
Class IR	1.20	3.89
Class R	1.72	6.07

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]
	As of 12/31/13	As of 12/31/12
Investment Company	85.1%	0.0%

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Performance Summary

December 31, 2013

The following graph shows the value as of December 31, 2013, of a $10,000 investment made on February 29, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bank of America Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (LUS1) (the “LIBOR 1-Month Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Managed Futures Strategy Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from February 29, 2012 through December 31, 2013.

Average Annual Total Return through December 31, 2013	One Year	Since Inception
Class A (Commenced February 29, 2012)
Excluding sales charges	-4.83%	0.22%
Including sales charges	-10.04%	-2.81%

Class C (Commenced February 29, 2012)
Excluding contingent deferred sales charges	-5.63%	-0.60%
Including contingent deferred sales charges	-6.57%	-0.60%

Institutional (Commenced February 29, 2012)	-4.44%	0.60%

Class IR (Commenced February 29, 2012)	-4.64%	0.43%

Class R (Commenced February 29, 2012)	-5.13%	-0.05%

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

What Differentiates the Goldman Sachs

Real Estate Securities Investment Process?

The Goldman Sachs International Real Estate Securities and Real Estate Securities Funds seek to generate long-term growth of capital and dividend income by investing primarily in real estate industry companies, including REITs, on an international or domestic basis, respectively. REITs which offer daily liquidity have historically strong returns, low volatility and low correlation to traditional asset classes.

Buy high quality companies.

We seek to purchase those companies that combine the best market exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.

We seek to consistently select securities that are trading at discounts to their intrinsic value.

Diversification reduces risk.

We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:

Portfolio decisions are made by the entire team.

Continuous Scrutiny:

Market, industry and company developments are reviewed daily.

Fundamental Analysis:

Portfolio holdings are determined by the risk/reward characteristics of an issuer and the team’s conviction in the overall business and management’s ability to create value.

Real estate securities portfolio that:

■	is a high quality portfolio that is strategically positioned for long-term growth potential

■	is a result of bottom-up stock selection with a focus on long-term investing

PORTFOLIO RESULTS

Goldman Sachs International Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs International Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 5.81%, 4.90%, 6.15% and 6.11%, respectively. These returns compare to the 6.14% average annual total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed ex- US Real Estate Index (with dividends reinvested) (the “Real Estate Index”) during the same period.

Q	What economic and market factors most influenced the international real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the international real estate securities market, as measured by the Real Estate Index, outperformed the U.S. real estate securities market, as measured by the Wilshire Real Estate Securities Index (with dividends reinvested), by approximately four percentage points, but underperformed the broad international equity market, as measured by the MSCI EAFE® Index (net), by more than 16 percentage points.

The Japanese real estate securities market led returns for the Reporting Period. The Japanese market responded well to the Bank of Japan’s announcement of a quantitative easing program to aggressively pursue a 2% inflation target. Japanese asset-based companies, in particular real estate developers and real estate investment trusts (“REITs”), rallied strongly in anticipation of an end to the country’s deflation. Israel and the U.K. were also strong individual country performers within the Real Estate Index during the Reporting Period. Hong Kong underperformed the Real Estate Index as concerns over the increasing interest rates and tepid demand for new development there outweighed industrial and consumption activity, which had yet to recover to the levels seen in the U.S. Singapore and Canada were also weakly performing countries on a relative basis.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Underweight positions and security selection in Singapore and Hong Kong, which were the two weakest performing countries in the Real Estate Index, helped the Fund’s relative performance most during the Reporting Period. Effective security selection in China also contributed positively to results. These positive contributors were offset by an underweighted allocation to continental Europe, which outpaced the Real Estate Index during the Reporting Period, and exposure to Malaysia, which detracted. Having a modest position in cash when the Real Estate Index rose also hurt the Fund’s relative results.

Q	What were some of the Fund’s best-performing individual holdings?

A	During the Reporting Period, a position in Mitsui Fudosan, a diversified Japanese developer, was the best-performing individual holding for the Fund. Mitsui Fudosan, one of Japan’s major commercial real estate landlords, performed well as investors gained confidence in the possibility of a rental up-cycle and an end to deflation in Japan. This move in the company’s shares followed the Bank of Japan’s decision to maintain its quantitative easing policy, increasing its monetary base at an annual pace of about 60 to 70 trillion yen, which caused inflation to rise steadily, driven by a weaker yen. The stock also benefited from the announcement that Tokyo will host the 2020 Olympic Games, anticipated to be a positive for Japan’s economy and real estate values more generally.

Another top contributor to the Fund’s relative results during the Reporting Period was Sapporo Holdings. Apart from its beverage business, Sapporo Holdings has a large commercial property ownership and leasing business, which, in our view, has been undervalued. Its shares performed well during the Reporting Period, as investors began to incorporate the value of its rental real estate. In addition, the company’s businesses were complemented by a reacceleration of the office leasing cycle in Japan. Finally, Sapporo Holdings’ beverage business

PORTFOLIO RESULTS

has been strong in the past, and we believe this segment should show healthy growth going forward.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Having an underweight position in Sumitomo Realty & Development was a major detractor from the Fund’s results relative to the Real Estate Index during the Reporting Period, as the Japanese developer of primarily office buildings and condominiums performed well.

Cache Logistics Trust, a Singapore-based developer of logistics warehouses located through the Asia-Pacific region, was a top detractor from the Fund’s results during the Reporting Period. Shares of Cache Logistics Trust underperformed, as some investors became concerned over the growth trend of industrial and logistics activities, and the region saw selling pressure. We believe the company has strategically placed assets across Singapore and China, and the specialized planning and design specifications required for its properties help create meaningful barriers to entry. At the end of the Reporting Period, the company enjoyed high occupancy and long-term lease structures in addition to secured annual rental escalations in certain cases that should help offset inflation and/or higher interest rates going forward.

Guangdong Land Holdings (formerly Kingway Brewery Holdings) was another detractor from the Fund’s relative returns during the Reporting Period. After going ex-dividend of a large payout in early October 2013, Guangdong Land Holdings continued to underperform despite its net cash financial position. (Ex-dividend is a classification of trading shares when a declared dividend belongs to the seller rather than the buyer.) This was likely due to a lack of its management’s intention to accelerate the pace of its large and only commercial property development project in the southern Chinese city of Shenzhen. There was also not an immediate prospect of it acquiring the remainder of the commercial property project at an inexpensive price from its parent company, which is a state-owned enterprise under increasing scrutiny for better financial efficiency and performance. At the end of the Reporting Period, we continued to believe this transition was a positive for the company, as it turns the former brewery into a pure-play commercial property company with high quality assets.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we established a Fund position in Mirvac Group, a developer of diversified hotel and retail properties throughout Australia and New Zealand. We initiated the position in Mirvac Group after its new chief executive officer detailed a strategic plan for the company, including an accretive acquisition. We believe the company’s future growth visibility, quality and pace have notably improved. We further believe the equity raise from the acquisition created an attractive entry point for the stock. In our view, Mirvac Group should benefit from what we expect to be a gradual and ongoing residential sector recovery in Australia.

We initiated a Fund position in Nomura Real Estate Office Fund, an owner and developer of office buildings throughout the Tokyo metropolitan region. Relative to the broader Japanese property market, Nomura Real Estate Office Fund has recently suffered from higher vacancy rates, which has caused its stock to lag its peers. We initiated the position because we believe that while rental demand and vacancies have yet to show significant improvement in the region, a diminishing supply of new office space in central Tokyo should support strong pricing in the industry. In our view, Nomura Real Estate Office Fund is the most direct way to invest in this trend.

We sold the Fund’s position in Hang Lung Properties, an upscale shopping center developer and landlord in several large Chinese cities, prior to its sharp fall in late May 2013. The company underperformed, as mall traffic and retail sales were expected to soften further while the Chinese economy continued to slow. There were also increasing signs the development of the company’s brownfield mall projects was slow. (Brownfield properties are already developed but abandoned or underused commercial facilities available for re-use.)

We sold the Fund’s position in CapitaLand, which focuses on hospitality and real estate financial services in Singapore. Following a period of strong performance, its stock had re-priced to a more reasonable valuation, as concerns over sales volumes and pricing in the Singapore housing market, the overall Chinese housing market and the Chinese shopping mall business subsided. As concerns increased about further economic slowdown and systemic instability of the banking system in China, we eliminated the Fund’s position in CapitaLand in favor of higher conviction names.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A

In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate

PORTFOLIO RESULTS

securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to Asia ex-Japan and the United Kingdom increased relative to the Real Estate Index, and its exposure to continental Europe and emerging markets decreased relative to the Real Estate Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a regional perspective, the Fund was overweighted relative to the Real Estate Index in the United Kingdom and underweighted relative to the Real Estate Index in Asia ex-Japan and continental Europe at the end of the Reporting Period. The Fund was rather neutrally weighted compared to the Real Estate Index in the other constituent regions of the Real Estate Index at the end of December 2013.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We believe the macro environment progressively improved during the Reporting Period, with investors gaining further confidence in a U.S. economic recovery and European-related economic issues calming. In the Asia-Pacific region, we continued to see good follow-through of Abenomics onto business and consumer confidence, with small pockets of uptick in real estate occupancy and rental trends in Tokyo. In China, steady growth in retail sales continued, and housing sales remained buoyant, in our view, supporting Chinese property developers’ strong stock performance. In Australia, while some retailers saw pressure, we continue to be optimistic about the likelihood of a rebound in the residential market, which appears to us to have some positive spill-over effects on consumer sentiment. In other property sub-sectors of Australia, tenancy remained subdued, but generally REITs’ income and balanced sheets remained healthy and stable, in our view. As the Reporting Period progressed, we became less constructive on Hong Kong and Singapore. Hong Kong property developers in selective cases have begun to cut home prices, and we believe that prices may see further price deterioration before we see an increase in end-demand. Toward the end of the Reporting Period, retail sales were showing some signs of stability and growth in Hong Kong, and in Singapore, office rents rebounded slightly after several quarters of weakness. We intend to pay close attention to Singapore’s business growth, especially among retailers and hotel companies, as a result of the country’s structurally tight labor policy and cost environment. As such, we expect to continue to focus the Fund’s investments in Singapore on REITs with quality assets and tenants, secured rental income growth and long-term tenancy.

In the United Kingdom, we saw continued improvement in sentiment in the central London markets during the Reporting Period, which began to spread to the regional office markets. The central London office property market performed well during the Reporting Period, driven by tight supply and strong investment demand. Housing demand in London continued to be strong as well, while shopping centers were more challenged as the shift toward online retail impacted the amount of physical retail space required, limiting the rent growth in this sub-sector. Overall, the prospects of an economic recovery in the United Kingdom have helped counter the initial rate increases, and we maintain a constructive view on the sector. More broadly across continental Europe, we began to see signs of stabilization, though we intend to continue to monitor the situation closely. We believe most of the end markets are still in the early days of recovery, and re-leasing may lead to slightly lower or flat rents in those more challenged markets. At the end of the Reporting Period, we continued to hold the view that the real estate market may well lag an economic recovery. Thus, we have positioned the Fund with an underweight relative to the Real Estate Index in continental Europe, with selective investments where we believe we can find internal and niche opportunities.

In 2014, we believe that nearly all of the major and developed economies should undergo a synchronized recovery, with a gradual and protracted move away from an ultra-loose monetary policy already well-digested by fixed income and REIT investors alike. Although some international REIT markets could be more impacted by a withdrawal of U.S. dollar investors, forcing swifter structural realignment among some emerging markets, we remained optimistic at the end of the Reporting Period about 2014, as REITs’ valuations internationally had already adjusted to reflect a lower growth environment. We believe that as the developed economies improve, regional economies worldwide should quickly begin to benefit. Apart from Japan and Europe, which we believe are on track to a recovery, opportunities abound around the world, in our view, as both listed and unlisted real estate offer high and stable income for REITs to capture. From a bottom-up investment perspective, we believe the view ahead remains compelling, as tenancy has remained robust internationally.

As fundamental, bottom-up investors, we believe we are seeing opportunities that go beyond the headline risks associated with certain regions. We intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy.

FUND BASICS

International Real Estate Securities Fund

as of December 31, 2013

PERFORMANCE REVIEW
January 1, 2013– December 31, 2013	Fund Total Return (based on NAV)[1]	FTSE EPRA/NAREIT Developed ex-US Real Estate Index (Gross)[2]
Class A	5.81%	6.14%
Class C	4.90	6.14
Institutional	6.15	6.14
Class IR	6.11	6.14

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA/NAREIT Developed ex-US Real Estate Index (gross, with dividends reinvested) is a market capitalization weighted index comprised of REITs and non-REITs within the international (global ex U.S.) real estate securities market. The market capitalization for each constituent is adjusted for free float. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/13	One Year	Five Year	Since Inception	Inception Date
Class A	-0.07%	11.52%	-0.34	7/31/06
Class C	3.86	11.96	-0.30	7/31/06
Institutional	6.15	13.11	0.62	7/31/06
Class IR	6.11	13.08	-2.92	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.45%	1.63%
Class C	2.20	2.37
Institutional	1.05	1.22
Class IR	1.20	1.36

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/13[5]
Holding	% of Total Net Assets	Line of Business	Country
Mitsubishi Estate Co. Ltd.	9.3%	Diversified	Japan
Mitsui Fudosan Co. Ltd.	6.3	Office	Japan
Unibail-Rodamco SE (REIT)	5.5	Diversified	Netherlands
Sun Hung Kai Properties Ltd.	5.4	Diversified	Hong Kong
The Link Real Estate Investment Trust	3.6	Retail	Hong Kong
(REIT)
British Land Co. PLC (REIT)	3.4	Diversified	United Kingdom
Mirvac Group (REIT)	2.8	Diversified	Australia
Orix JREIT, Inc. (REIT)	2.5	Office	Japan
Nomura Real Estate Office Fund, Inc.	2.5	Office	Japan
(REIT)
Hammerson PLC (REIT)	2.4	Retail	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK COUNTRY ALLOCATION[6]
As of December 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2013

The following graph shows the value as of December 31, 2013, of a $10,000 investment made on July 31, 2006 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed ex-US Real Estate Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Real Estate Securities Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from July 31, 2006 through December 31, 2013.

Average Annual Total Return through December 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced July 31, 2006)
Excluding sales charges	5.81%	12.79%	0.42%
Including sales charges	-0.07%	11.52%	-0.34%

Class C (Commenced July 31, 2006)
Excluding contingent deferred sales charges	4.90%	11.96%	-0.30%
Including contingent deferred sales charges	3.86%	11.96%	-0.30%

Institutional (Commenced July 31, 2006)	6.15%	13.11%	0.62%

Class IR (Commenced November 30, 2007)	6.11%	13.08%	-2.92%

PORTFOLIO RESULTS

Goldman Sachs Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 2.13%, 1.36%, 1.35%, 2.54%, 2.03%, 2.33% and 1.90%, respectively. These returns compare to the 2.15% average annual total return of the Fund’s benchmark, the Wilshire Real Estate Securities Index (with dividends reinvested) (the “Wilshire Index”) during the same period.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A	The U.S. real estate securities market, as represented by the Wilshire Index, posted positive absolute returns during the Reporting Period, but significantly underperformed the broad U.S. equity market, as represented by the S&P 500® Index, which was up 32.39% for the same period.

After rallying in the first part of the calendar year on improving economic conditions, such as housing and employment, real estate investment trusts (“REITs”) began to underperform in mid-May 2013 after Federal Reserve (“Fed”) Chair Bernanke announced the potential tapering of the pace of its quantitative easing asset purchases. The subsequent rise in interest rates following this announcement caused the U.S. stock market generally but real estate-related stocks in particular to pull back sharply, as investors worried about REITs facing higher costs of capital, and as other yield alternatives became more attractive. Although the Fed has pledged to continue to keep short-term interest rates low through mid-2015, the rise in the yield on the 10-year U.S. Treasury note negatively impacted returns for the REIT asset class.

Within the Wilshire Index, the strongest subsectors during the Reporting Period were leisure and self storage. Leisure — or lodging — performed best, as it has the shortest lease-term of all real estate sub-sectors. It is also the most economically- sensitive sector in the Wilshire Index and thus performed well during these months when risk aversion was rather low. Conversely, the health care and multifamily subsectors were the weakest performers within the Wilshire Index during the Reporting Period, posting negative returns. Health care features longer, more bond-like, lease terms and also offers some of the highest dividend yields for investors in search of income. Yield-oriented stocks typically do not perform well in a rising interest rate environment, as their yields become relatively less attractive.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Effective individual stock selection in the “other,” leisure and health care subsectors contributed most positively to relative returns. Having an underweighted allocation to the poorly performing health care subsector further boosted the Fund’s relative results. Offsetting such positive contributors was stock selection in the office, retail and self storage subsectors, which detracted from relative returns. Having underweighted allocations to the office and self storage subsectors, each of which significantly outpaced the Wilshire Index during the Reporting Period, also dampened results.

Q	What were some of the Fund’s best-performing individual holdings?

A

Strategic Hotels & Resorts was the top contributor to the Fund’s performance during the Reporting Period. Shares of the high-end hotel operator benefited from better than expected results, in which the company showed strong revenue per available room (“RevPAR”), a critical measure for performance in the industry. In addition, the stock moved higher on takeout speculation following management changes. Demand was healthy in the leisure/lodging subsector during the Reporting Period, in part driven by

PORTFOLIO RESULTS

greater international travel, and supply growth remained below long-term trends. At the end of the Reporting Period, we believe favorable supply/demand dynamics should result in strong fundamentals within the subsector for the next few years.

Another strong contributor during the Reporting Period was LaSalle Hotel Properties, which owns luxury full-service hotels, including Hilton, Hyatt and Westin as well as a chain of upscale boutique hotels. Shares of LaSalle Hotel Properties rose broadly as part of the strongly performing leisure/lodging subsector and given its correlation to the overall health of the economy, which showed strength during the Reporting Period. More specifically, LaSalle Properties made several strategic acquisitions in Key West and San Francisco during the Reporting Period, while reducing concentration in Washington D.C., which came under pressure given sequestration and budget concerns.

Q	What were some of the Fund’s weakest- performing individual holdings?

A	Having an underweight position in Host Hotels & Resorts was a major detractor from the Fund’s results relative to the Wilshire Index during the Reporting Period, as its stock performed well along with other leisure/lodging REITs.

Digital Realty Trust, one of the world’s largest owners of data storage centers, was a top detractor from the Fund’s results during the Reporting Period. Its shares came under pressure to investor concerns about increased competition from supply/demand imbalances in some of its key markets. The company’s shares also declined due to reduced confidence in its management after the company announced an accounting change that caught investors by surprise. We reduced the Fund’s position in Digital Realty Trust following this announcement, though we continued to own a small position.

Shares of AvalonBay Communities, an apartment REIT, lagged the Wilshire Index, as improving housing fundamentals and increasing apartment supply caused the industry to broadly underperform despite occupancies rising to all-time highs. Given the stock’s relative underperformance, AvalonBay Communities was trading at what we considered to be an attractive valuation at the end of the Reporting Period, and we believed this gap was likely to close as investors move past these short-term issues. In our view, the company has some of the highest quality assets in the industry, a well-capitalized balance sheet and a long- tenured management team with a history of strong execution.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In the retail subsector, we established a Fund position in Federal Realty Investment Trust, an owner of community shopping centers in the Northeast and mid-Atlantic regions of the U.S. and in California. In our view, Federal Realty Investment Trust is a high quality company, which should hold up well in a volatile market given its strong balance sheet, low cost access to financing and healthy capital position. We believe its management has shown its commitment to shareholder interests, especially during the 2008-2009 downturn when it avoided dilutive equity offerings. The stock has historically traded at a premium and, at the time of purchase, had recently underperformed given a large development project the company is undertaking. We believed this presented a good opportunity to invest in what we consider a high quality company at a reasonable price.

Also in the retail subsector, we initiated a Fund position in Taubman Centers, which owns shopping centers and malls. Its stock had underperformed due to its growing pipeline, which has several developments in Asia. Some investors had avoided owning this stock, as these projects may have lower initial returns and higher risks than Taubman Centers’ typical domestic projects. However, we believed these expectations were mostly priced in, and we began buying the company after its underperformance of the broader REIT industry. We believe Taubman Centers is one of the highest quality mall companies in the subsector, with a strong balance sheet and good management team.

We sold the Fund’s position in Macerich, an owner of regional and community shopping centers. Macerich had performed well early in the Reporting Period, as strong demand for quality regional mall space and the high quality nature of its assets propelled its shares higher. However, we exited the position, as we believed its valuation had become stretched and its risk/reward profile had become less attractive.

We eliminated the Fund’s position in Kimco Realty, which owns neighborhood and community shopping centers. Its stock had outperformed meaningfully during the second quarter of 2013, as the company successfully executed on its strategy to focus on its core mall business and shed lower

PORTFOLIO RESULTS

income-producing assets. The company also benefited from a recovery in shopping center leasing. Strict to our sell discipline, we exited the position as the stock reached our price target.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making real estate subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its real estate subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the industrial subsector and to what is termed the “other” subsector increased relative to the Wilshire Index and its exposure to the industrial subsector decreased relative to the Wilshire Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a subsector perspective, the Fund had an overweighted exposure compared to the Wilshire Index in the “other” and industrial subsectors at the end of the Reporting Period. The Fund was underweighted compared to its benchmark index in the office and health care subsectors and was rather neutrally weighted in the remaining real estate subsectors within the Wilshire Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	The rise in interest rates during the Reporting Period caused U.S. REITs to pull back by more than 10% from late May 2013 through December 2013 and to considerably underperform the broader U.S. equity market. Although the Fed’s surprise decision not to taper its asset purchases in September 2013 provided some relief, 10-year U.S. Treasury yields were still up — by approximately 1.40% from their lows in May 2013 through the end of the Reporting Period. As we have said for some time now, this is the type of environment in which REITs usually underperform, but it is also not the type of environment we anticipate to persist going forward.

In December 2013, the Fed decided to initiate tapering by reducing its asset purchases by $10 billion — from $85 billion to $75 billion — per month beginning in January 2014. Now that some of this uncertainty regarding its quantitative easing program has been removed from the market, we believe that if interest rates continue to rise, it should be due to improving economic growth over a longer period of time. REITs have historically performed well in these described conditions. We further believe that rising dividends driven by strong fundamentals and historically low payout ratios could help offset any negative implications to cost of capital and relative yield alternatives becoming more attractive, largely because REIT returns are comprised of both yield and growth. In addition, we believe a strengthening economy should create additional tailwinds, such as stronger rent and occupancy growth expectations as well as easing commercial lending standards. Unlike bonds, which are static investments, most REITs operate dynamic businesses that can still create value and growth even with higher interest rates. We believe that interest rate sensitivity is more dependent on the path of the rate hike — both the drivers and time horizon — and less dependent on whether they are moving higher on an absolute basis over an extended period of time.

From a fundamental perspective, we remain constructive on the asset class, as rent growth is positive across most subsectors, and the high level drivers of real estate demand — such as employment and household formation — have continued to improve. Aggregate supply, or new construction, still remained muted in most subsectors relative to historical averages at the end of the Reporting Period, and this supply/demand imbalance has the potential, in our view, to drive rent increases and higher occupancy. Further, while interest rates spiked in the last months of the Reporting Period, they remain attractive versus historical levels, and we believe banks appear willing and able to lend. This positive fundamental backdrop — combined with the fact that payout ratios, or the percent of earnings that cover the dividend, are at record lows — gives us confidence that cash flows may continue to accelerate and therefore could potentially provide a hedge against inflation in a rising interest rate environment. We believe REITs can continue to offer attractive risk-adjusted returns — relative to bonds in particular, given there are potential yield, diversification, inflation hedge and valuation benefits that we believe the market will grow to appreciate.

As fundamental, bottom-up investors, we intend to continue to focus our approach on those companies that have recapitalized their balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team.

FUND BASICS

Real Estate Securities Fund

as of December 31, 2013

PERFORMANCE REVIEW
January 1, 2013– December 31, 2013	Fund Total Return (based on NAV)[1]	Wilshire Real Estate Securities Index (Gross)[2]
Class A	2.13%	2.15%
Class B	1.36	2.15
Class C	1.35	2.15
Institutional	2.54	2.15
Service	2.03	2.15
Class IR	2.33	2.15
Class R	1.90	2.15

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Wilshire Real Estate Securities Index (gross, with dividends reinvested) is an unmanaged market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies. The figures do not reflect any fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.50%	14.36%	7.04%	8.81%	7/27/98
Class B	-3.69	14.55	6.99	8.79	7/27/98
Class C	0.34	14.79	6.85	8.43	7/27/98
Institutional	2.54	16.14	8.10	9.67	7/27/98
Service	2.03	15.52	7.54	9.14	7/27/98
Class IR	2.33	15.93	N/A	2.80	11/30/07
Class R	1.90	15.40	N/A	2.32	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.39%	1.51%
Class B	2.14	2.26
Class C	2.14	2.26
Institutional	0.99	1.11
Service	1.49	1.61
Class IR	1.14	1.26
Class R	1.64	1.76

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/13[5]
Holding	% of Total Net Assets	Subsectors
Simon Property Group, Inc. (REIT)	11.8%	Retail
AvalonBay Communities, Inc. (REIT)	5.5	Multifamily
Ventas, Inc. (REIT)	4.7	Health Care
Prologis, Inc. (REIT)	4.7	Commercial
Public Storage (REIT)	4.2	Self Storage
Boston Properties, Inc. (REIT)	3.7	Commercial
SL Green Realty Corp. (REIT)	3.1	Commercial
HCP, Inc. (REIT)	2.8	Health Care
Federal Realty Investment Trust (REIT)	2.5	Retail
Taubman Centers, Inc. (REIT)	2.5	Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of December 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2013

The following graph shows the value as of December 31, 2013, of a $10,000 investment made on January 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Wilshire Real Estate Securities Index (gross, with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Real Estate Securities Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 1, 2004 through December 31, 2013.

Average Annual Total Return through December 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 27, 1998)
Excluding sales charges	2.13%	15.66%	7.64%	9.21%
Including sales charges	-3.50%	14.36%	7.04%	8.81%

Class B (Commenced July 27, 1998)
Excluding contingent deferred sales charges	1.36%	14.80%	6.99%	8.79%
Including contingent deferred sales charges	-3.69%	14.55%	6.99%	8.79%

Class C (Commenced July 27, 1998)
Excluding contingent deferred sales charges	1.35%	14.79%	6.85%	8.43%
Including contingent deferred sales charges	0.34%	14.79%	6.85%	8.43%

Institutional (Commenced July 27, 1998)	2.54%	16.14%	8.10%	9.67%

Service (Commenced July 27, 1998)	2.03%	15.52%	7.54%	9.14%

Class IR (Commenced November 30, 2007)	2.33%	15.93%	N/A	2.80%

Class R (Commenced November 30, 2007)	1.90%	15.40%	N/A	2.32%

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Schedule of Investments

December 31, 2013

Shares	Distribution Rate	Value
Investment Company(a)(b) – 79.7%
Goldman Sachs Financial Square Government Fund — FST Shares
1,394,058,738	0.006%	$1,394,058,738
(Cost $1,394,058,738)

Shares	Description	Value
Exchange Traded Funds – 6.1%
314,114	Energy Select Sector SPDR Fund	$27,802,230
172,573	Health Care Select Sector SPDR Fund	9,567,447
1,674,764	Vanguard FTSE Emerging Markets ETF	68,899,791

TOTAL EXCHANGE TRADED FUNDS
(Cost $100,089,757)		$106,269,468

TOTAL INVESTMENTS – 85.8%
(Cost $1,494,148,495)		$1,500,328,206

OTHER ASSETS IN EXCESS OF LIABILITIES – 14.2%		247,815,297

NET ASSETS – 100.0%		$1,748,143,503

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an affiliated issuer.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2013.

Investment Abbreviations:
EURIBOR	—Euro Interbank Offered Rate
SPDR	—Standard and Poor’s Depositary Receipt

Currency Abbreviations:
BRL	—Brazilian Real
EUR	—Euro
HUF	—Hungarian Forint
ILS	—Israel New Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Schedule of Investments (continued)

December 31, 2013

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
UBS AG	BRL/USD	01/27/14	$67,401	$906
	HUF/USD	01/24/14	221,864	2,241
	ILS/USD	01/24/14	100,765	740
	INR/USD	01/27/14	3,026,984	19,890
	KRW/USD	01/27/14	1,083,078	12,268
	PLN/USD	01/24/14	912,341	6,309
	RUB/USD	01/27/14	1,861,841	7,829
	TRY/USD	01/24/14	9,265	15
	USD/EUR	01/24/14	55,027	160
	USD/JPY	01/24/14	94,967	712
	USD/ZAR	01/24/14	13,305	172
TOTAL				$51,242

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
UBS AG	ILS/USD	01/24/14	$20,153	$(9)
	JPY/USD	01/24/14	37,987	(284)
	MXN/USD	01/24/14	936,592	(5,269)
	PLN/USD	01/24/14	19,834	(22)
	RUB/USD	01/27/14	30,274	(230)
	TRY/USD	01/24/14	444,718	(11,999)
	USD/EUR	01/24/14	13,811,867	(89,890)
	USD/TWD	01/27/14	663,592	(1,339)
	ZAR/USD	01/24/14	106,442	(1,150)
TOTAL				$(110,192)

FUTURES CONTRACTS — At December 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Bank Bill	(25)	March 2014	$(22,181,390)	$(827)
90 Day Bank Bill	32	June 2014	28,391,483	356
90 Day Bank Bill	42	September 2014	37,257,432	4,746
90 Day Eurodollar	3	March 2014	747,938	(69)
90 Day Eurodollar	7	June 2014	1,744,488	959
90 Day Eurodollar	12	September 2014	2,989,050	1,473
90 Day Eurodollar	19	December 2014	4,729,575	3,401
90 Day Eurodollar	29	March 2015	7,211,575	6,147
90 Day Eurodollar	35	June 2015	8,690,938	7,534
90 Day Eurodollar	43	September 2015	10,656,475	10,028
90 Day Eurodollar	43	December 2015	10,629,063	(12,797)
90 Day Euro EURIBOR	2	March 2014	685,924	116
90 Day Euro EURIBOR	4	June 2014	1,371,710	351

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Euro EURIBOR	6	September 2014	$2,056,947	$1,186
90 Day Euro EURIBOR	10	December 2014	3,426,525	2,051
90 Day Euro EURIBOR	13	March 2015	4,450,905	3,935
90 Day Euro EURIBOR	13	June 2015	4,446,434	3,953
90 Day Euro EURIBOR	17	September 2015	5,807,844	4,490
90 Day Euro EURIBOR	22	December 2015	7,506,198	(86)
90 Day Euro Swiss Franc	(32)	March 2014	(8,968,107)	(315)
90 Day Sterling	17	March 2014	3,498,660	(50)
90 Day Sterling	17	June 2014	3,496,021	(1,317)
90 Day Sterling	14	September 2014	2,875,744	(2,118)
90 Day Sterling	5	December 2014	1,025,395	(1,140)
90 Day Sterling	(16)	March 2015	(3,275,138)	361
90 Day Sterling	(33)	June 2015	(6,741,310)	596
90 Day Sterling	(40)	September 2015	(8,152,656)	14,063
90 Day Sterling	(44)	December 2015	(8,945,608)	25,102
CAC 40 Index	84	January 2014	4,967,295	85,190
DAX Index	34	March 2014	11,232,144	330,918
EURO STOXX 50 Index	4,176	March 2014	178,552,215	7,469,464
Euro-Bobl	73	March 2014	12,496,020	(93,165)
Euro-Bund	(70)	March 2014	(13,401,932)	15,304
Euro-Schatz	(373)	March 2014	(56,598,912)	(14,323)
FTSE 100 Index	504	March 2014	55,897,255	1,741,682
FTSE/MIB Index	36	March 2014	4,711,085	72,765
Hang Seng Index	39	January 2014	5,867,628	29,489
IBEX 35 Index	49	January 2014	6,652,894	231,076
KOSPI 200 Index	21	March 2014	2,643,033	28,675
Long Gilt	(133)	March 2014	(23,468,919)	451,848
NASDAQ 100 E-mini Index	435	March 2014	31,178,625	971,843
Russell 2000 Mini Index	1,543	March 2014	179,204,020	6,411,576
S&P 500 E-mini Index	169	March 2014	15,557,295	326,496
S&P MidCap 400 E-Mini Index	70	March 2014	9,375,800	321,582
S&P/TSX 60 Index	68	March 2014	9,997,872	215,634
TSE TOPIX Index	457	March 2014	56,522,885	2,350,765
U.S. Long Bond	(274)	March 2014	(35,157,625)	637,640
2 Year U.S. Treasury Notes	93	March 2014	20,442,563	(25,227)
5 Year U.S. Treasury Notes	(378)	March 2014	(45,100,125)	8,384
10 Year Canadian Government Bonds	(218)	March 2014	(26,010,186)	252,485
10 Year Japanese Government Bonds	10	March 2014	13,609,344	(66,003)
10 Year U.S. Treasury Notes	(535)	March 2014	(65,830,078)	630,888
TOTAL				$22,457,115

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Schedule of Investments (continued)

December 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2013, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at December 31, 2013(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:

CDX North America High Yield Index	$159,880	5.000%	12/20/18	3.063%	$6,980,634	$6,852,628

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Unrealized Gain (Loss)(b)
Deutsche Bank AG	Russell Top 200 Growth Index Total Return	$1,000	(0.131)%	03/26/14	$11,227
		32,978	0.129	03/26/14	(596,271)
	Russell Top 200 Value Index Total Return	1,000	0.131	03/26/14	(11,755)
		32,980	(0.129)	03/26/14	555,036
TOTAL					$(41,763)

(a)	The Fund receives weekly payments based on any positive weekly return of the Referenced Obligation. The Fund makes payments on any negative weekly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

WRITTEN OPTIONS CONTRACTS — At December 31, 2013, the Fund had the following written options:

Put Options	Number of Contracts	Exercise Rate	Expiration Month	Value
S&P 500 Index	297	$1,550	January 2014	$(16,335)
	288	1,575	January 2014	(17,280)
	279	1,600	January 2014	(18,135)
	270	1,625	January 2014	(22,950)
	262	1,650	January 2014	(28,820)
	254	1,675	January 2014	(33,020)
	247	1,700	January 2014	(27,170)
	240	1,725	January 2014	(48,000)
	224	1,600	February 2014	(54,880)
	218	1,625	February 2014	(65,400)
	211	1,650	February 2014	(86,510)
	205	1,675	February 2014	(96,350)
	199	1,700	February 2014	(111,440)
	193	1,725	February 2014	(146,680)
	188	1,750	February 2014	(180,480)
	182	1,775	February 2014	(263,900)
	177	1,800	February 2014	(321,255)
	284	1,625	March 2014	(173,240)
	275	1,650	March 2014	(213,125)
	267	1,675	March 2014	(240,300)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS (continued)

Put Options	Number of Contracts	Exercise Rate	Expiration Month	Value
	259	$1,700	March 2014	$(284,900)
	252	1,725	March 2014	(345,240)
	244	1,750	March 2014	(439,200)
	238	1,775	March 2014	(535,500)
	231	1,800	March 2014	(645,645)
TOTAL (Premiums Received $11,186,050)	5,984			$(4,415,755)

For the year ended December 31, 2013, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2012	—	—
Contracts written	15,254	$25,382,733
Contracts expired	(8,581)	(13,067,681)
Contracts bought to close	(689)	(1,129,002)
Contracts Outstanding December 31, 2013	5,984	$11,186,050

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 8.5%
Collateralized Mortgage Obligations – 3.3%
Agency Multi-Family(a) – 0.6%
FHLMC Multifamily Structured Pass-Through Certificates Series K011, Class A2
$5,500,000	4.084%	11/25/20	$5,897,267
FHLMC Multifamily Structured Pass-Through Certificates Series KF01, Class A
3,523,676	0.514	04/25/19	3,524,615

			9,421,882

Regular Floater(a) – 0.8%
FDIC Guaranteed Notes Trust Series 2010-S1, Class 1A(b)(c)
263,835	0.719	02/25/48	264,175
FHLMC REMIC Series 3371, Class FA(c)
665,486	0.767	09/15/37	669,383
National Credit Union Administration Guaranteed Notes Series 2010-A1, Class A(c)
701,204	0.517	12/07/20	701,855
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 1A(c)
829,008	0.619	10/07/20	833,380
National Credit Union Administration Guaranteed Notes Series 2010-R2, Class 1A(c)
1,222,392	0.538	11/06/17	1,224,923
National Credit Union Administration Guaranteed Notes Series 2011-R2, Class 1A
2,444,009	0.569	02/06/20	2,453,270
National Credit Union Administration Guaranteed Notes Series 2011-R3, Class 1A
1,740,037	0.571	03/11/20	1,746,018
National Credit Union Administration Guaranteed Notes Series 2011-R4, Class 1A(c)
1,672,678	0.548	03/06/20	1,676,010
National Credit Union Administration Guaranteed Notes Series 2011-R5, Class 1A(c)
1,375,185	0.548	04/06/20	1,377,870
National Credit Union Administration Guaranteed Notes Series 2011-R6, Class 1A
797,462	0.548	05/07/20	798,179

			11,745,063

Sequential Fixed Rate – 1.9%
FHLMC REMIC Series 2755, Class ZA
1,113,027	5.000	02/15/34	1,199,730
FHLMC REMIC Series 4246, Class PT
4,046,438	6.500	02/15/36	4,607,164
FHLMC REMIC Series 4248, Class LM
7,548,825	6.500	05/15/41	8,609,826
FHLMC REMIC Series 4273, Class PD
4,437,219	6.500	11/15/43	4,975,471
FNMA REMIC Series 2012-111, Class B
1,821,531	7.000	10/25/42	2,040,886
FNMA REMIC Series 2012-153, Class B
5,178,288	7.000	07/25/42	5,800,304

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 2A(c)
$129,896	1.840%	10/07/20	$131,089

			27,364,470

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$48,531,415

Federal Agencies – 5.2%
Adjustable Rate FNMA(a) – 0.2%
$1,729,276	2.550%	05/01/33	$1,842,825
986,158	2.420	10/01/36	1,051,876

			2,894,701

FHLMC – 1.6%
658	5.000	09/01/16	696
6,852	5.000	11/01/16	7,250
1,146	5.000	12/01/16	1,213
12,248	5.000	01/01/17	12,965
10,243	5.000	01/01/18	10,761
114,448	5.000	02/01/18	120,463
80,839	5.000	03/01/18	85,182
51,727	5.000	04/01/18	54,557
32,774	5.000	05/01/18	34,590
24,969	5.000	06/01/18	26,339
53,768	5.000	07/01/18	56,821
16,824	5.000	08/01/18	17,763
6,314	5.000	10/01/18	6,683
13,433	5.000	11/01/18	14,220
1,734	5.000	02/01/19	1,850
247,930	5.500	01/01/20	265,543
144,180	5.000	11/01/25	156,953
371,673	5.000	08/01/28	402,427
5,717,324	5.000	07/01/35	6,197,612
67,496	5.000	08/01/35	72,979
182,167	5.000	09/01/35	196,965
181,559	5.000	03/01/36	196,241
1,842,024	5.000	06/01/36	1,991,658
129,993	5.000	03/01/37	140,469
185,226	5.000	12/01/37	200,153
586,567	5.000	02/01/38	633,986
1,334,957	5.000	03/01/38	1,442,845
644,034	5.000	07/01/38	696,084
730,932	5.000	11/01/38	790,005
1,580,118	5.000	12/01/38	1,707,457
853,424	5.000	01/01/39	922,396
203,682	5.000	02/01/39	220,143
4,975,804	7.000	02/01/39	5,580,480
1,381,751	5.000	06/01/41	1,493,104

			23,758,853

FNMA – 3.4%
54,941	5.000	03/01/18	57,831
207,244	5.000	04/01/18	218,310
3,506	5.500	01/01/19	3,833
58,255	5.500	02/01/19	63,525
51,104	5.500	03/01/19	55,884

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$37,923	5.500%	04/01/19		$41,471
23,172	5.500	05/01/19		25,339
96,355	5.500	06/01/19		105,368
321,960	5.500	07/01/19		351,930
290,133	5.500	08/01/19		317,042
251,001	5.500	09/01/19		274,152
71,203	5.500	10/01/19		77,863
85,285	5.500	11/01/19		93,262
140,803	5.500	12/01/19		153,973
8,661	5.500	01/01/20		9,471
6,069	5.500	06/01/20		6,575
1,576,690	5.500	07/01/20		1,687,833
33,205	6.000	01/01/23		36,777
7,271,269	4.000	09/01/26		7,706,059
539,032	4.500	08/01/33		572,214
400,374	4.500	09/01/33		425,020
149,215	4.500	10/01/33		158,401
596,147	4.500	11/01/33		632,845
34,164	4.500	12/01/33		36,267
9,153	4.500	01/01/34		9,717
30,849	4.500	03/01/34		32,748
153,353	4.500	05/01/34		162,807
106,739	4.500	06/01/34		113,312
86,609	4.500	09/01/34		91,952
3,623	4.500	12/01/34		3,847
196,724	4.500	01/01/35		208,859
245,694	4.500	02/01/35		260,815
11,514	4.500	03/01/35		12,220
9,871	4.500	04/01/35		10,478
208,362	4.500	05/01/35		221,212
68,631	4.500	08/01/35		72,841
566,917	6.000	08/01/35		630,071
41,761	4.500	09/01/35		44,332
224,850	6.000	09/01/35		249,898
38,928	4.500	10/01/35		41,330
235,984	6.000	10/01/35		262,272
222,488	6.000	11/01/35		247,273
604,907	6.000	03/01/36		672,293
6,860	6.000	11/01/36		7,607
1,206,348	6.000	01/01/37		1,337,787
661,840	6.000	02/01/37		733,807
5,032	6.000	03/01/37		5,579
994,694	6.000	04/01/37		1,102,855
1,227,404	6.000	05/01/37		1,360,869
238,707	6.000	06/01/37		264,664
226,697	6.000	08/01/37		251,347
237,700	6.000	11/01/37		263,547
1,215,390	6.000	01/01/38		1,347,549
523,771	6.000	03/01/38		580,678
487,532	6.000	05/01/38		540,545
109,860	4.500	06/01/38		116,600
608,144	6.000	07/01/38		674,218
5,082	6.000	08/01/38		5,635
237,563	6.000	09/01/38		263,374
460,205	6.000	10/01/38		510,205
588,138	6.000	11/01/38		652,091

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$991,117	6.000%	03/01/39		$1,098,889
3,068,759	7.000	03/01/39		3,439,914
2,008,883	6.000	07/01/39		2,227,144
26,351	4.000	08/01/39		27,194
1,358,999	6.000	09/01/39		1,506,774
446,637	6.000	10/01/39		495,301
42,727	4.500	02/01/40		45,362
2,288,575	6.000	04/01/40		2,537,430
340,939	6.000	10/01/40		378,012
4,701,853	6.000	05/01/41		5,210,133
353,965	4.500	08/01/41		375,681
669,785	4.500	09/01/41		710,877
94,547	4.500	10/01/41		100,348
4,000,000	6.000	TBA-30yr	(d)	4,441,246

				49,072,784

TOTAL FEDERAL AGENCIES				$75,726,338

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $124,133,084)				$124,257,753

Asset-Backed Securities(c) – 0.0%
Home Equity – 0.0%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$109,433	7.000%	09/25/37		$107,607
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
160,638	7.000	09/25/37		155,947

TOTAL ASSET-BACKED SECURITIES
(Cost $270,577)				$263,554

U.S. Treasury Obligations – 56.5%
United States Treasury Bill(e)
$480,000,000	0.000%	03/20/14		$479,937,600
United States Treasury Bonds
11,800,000	3.625	08/15/43		11,141,796
2,800,000	3.750	11/15/43		2,705,724
United States Treasury Inflation-Protected Securities
141,056,820	2.000	01/15/14		141,079,389
39,617,086	1.250	04/15/14		39,895,594
40,762,771	2.000	07/15/14		41,686,456
20,181,315	1.625	01/15/15		20,805,725
37,461,528	1.875	07/15/15		39,515,918
7,054,345	2.500	07/15/16		7,745,459
United States Treasury Notes
21,000,000	1.375	09/30/18		20,741,069
8,000,000	1.250	10/31/18		7,843,120
11,600,000	2.000 (f)	09/30/20		11,337,376
200,000	1.750	10/31/20		191,854

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $825,604,618)				$824,627,080

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2013

Shares	Distribution Rate	Value

Investment Companies(a) – 17.9%
Goldman Sachs Financial Square Government Fund – FST Shares(g)
193,899,304	0.006%	$193,899,304
JPMorgan U.S. Government Money Market Fund – Capital Shares
68,015,694	0.010	68,015,694

TOTAL INVESTMENT COMPANIES
(Cost $261,914,998)		$261,914,998

TOTAL INVESTMENTS – 82.9%
(Cost $1,211,923,277)		$1,211,063,385

OTHER ASSETS IN EXCESS OF LIABILITIES – 17.1%		250,156,410

NET ASSETS – 100.0%		$1,461,219,795

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2013.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $264,175, which represents approximately 0.0% of net assets as of December 31, 2013.
(c)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $4,441,246, which represents approximately 0.3% of net assets as of December 31, 2013.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(g)	Represents an affiliated issuer.

Investment Abbreviations:
FDIC	—Federal Deposit Insurance Corp.
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
LIBOR	—London Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Eurodollar	(343)	December 2015	$(84,785,313)	$213,604
90 Day Eurodollar	(172)	March 2016	(42,385,100)	81,708
90 Day Eurodollar	(172)	June 2016	(42,249,650)	70,995
U.S. Long Bond	(159)	March 2014	(20,401,688)	383,778
U.S. Ultra Long Treasury Bonds	(14)	March 2014	(1,907,500)	7,658
2 Year U.S. Treasury Notes	(476)	March 2014	(104,630,750)	209,324
5 Year U.S. Treasury Notes	(281)	March 2014	(33,526,813)	436,718
10 Year U.S. Treasury Notes	(33)	March 2014	(4,060,547)	38,369
TOTAL				$1,442,154

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2013, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000’s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$18,100	(a)	03/19/16	3 Month LIBOR	0.750%	$89	$(58,921)
21,500	(a)	03/19/19	3 Month LIBOR	2.000	181	(67,919)
30,500	(a)	03/19/21	3 Month LIBOR	2.750	383	(315,649)
3,500	(a)	03/19/29	3 Month LIBOR	3.500	69	65,286
100		06/19/43	2.750%	3 Month LIBOR	(9,852)	(11,732)
900	(a)	03/19/44	3.750	3 Month LIBOR	(18,794)	(17,281)
TOTAL					$(27,924)	$(406,216)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2013.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Paid	Termination Date	Unrealized Gain (Loss)(b)
Deutsche Bank AG	Deutsche Bank Liquid Commodity Index	$11,523	(0.250)%	07/11/14	$156,657
		11,893	(0.250)	07/11/14	161,687
		164,975	(0.250)	07/11/14	2,242,876
		169,995	(0.250)	07/11/14	2,311,121
Macquarie Bank Ltd.	Macquarie Commodity Customized Product Index	25,000	(0.200)	12/18/14	(14,402)
		30,000	(0.200)	12/18/14	(116,734)
		35,000	(0.200)	12/18/14	355,337
Merrill Lynch International	Merrill Lynch Commodity Index	9,751	(0.250)	01/17/14	132,573
		11,745	(0.250)	01/17/14	159,674
		11,883	(0.250)	01/17/14	161,557
		14,412	(0.250)	01/17/14	195,939
		14,860	(0.250)	01/17/14	202,023
		14,944	(0.250)	01/17/14	203,167
		15,000	(0.250)	01/17/14	(6,698)
		15,018	(0.250)	01/17/14	204,166
		15,250	(0.250)	01/17/14	207,325
		19,890	(0.250)	01/17/14	270,407
		20,371	(0.250)	01/17/14	276,943
		25,000	(0.250)	01/17/14	143,521
		159,253	(0.250)	01/17/14	2,165,067
		164,011	(0.250)	01/17/14	2,229,753
UBS AG	UBS Custom Index	120,917	(0.270)	07/10/14	1,641,796
		160,093	(0.270)	07/10/14	2,173,724
		199,157	(0.270)	07/10/14	2,704,138
TOTAL					$18,161,617

(a)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Schedule of Investments

December 31, 2013

Shares	Description	Value

Common Stocks – 11.1%
Banks – 0.6%
203,720	First Niagara Financial Group, Inc.	$2,163,506
232,793	Regions Financial Corp.	2,302,323
62,864	SunTrust Banks, Inc.	2,314,024

		6,779,853

Capital Goods – 1.2%
127,631	Exelis, Inc.	2,432,647
38,280	Jacobs Engineering Group, Inc.*	2,411,257
20,328	Northrop Grumman Corp.	2,329,792
15,386	Valmont Industries, Inc.	2,294,360
8,690	W.W. Grainger, Inc.	2,219,600

		11,687,656

Consumer Durables & Apparel – 0.2%
13,055	Ralph Lauren Corp.	2,305,121

Consumer Services – 0.5%
90,809	Apollo Education Group, Inc. Class A*	2,480,902
63,255	DeVry Education Group, Inc.	2,245,552

		4,726,454

Diversified Financials – 0.2%
57,628	The NASDAQ OMX Group, Inc.	2,293,594

Energy – 1.1%
57,613	CVR Energy, Inc.	2,502,133
48,195	HollyFrontier Corp.	2,394,810
61,379	Marathon Oil Corp.	2,166,679
76,666	PBF Energy, Inc. Class A	2,411,912
125,270	RPC, Inc.	2,236,070

		11,711,604

Food & Staples Retailing – 0.3%
33,490	CVS Caremark Corp.	2,396,879

Food, Beverage & Tobacco – 0.4%
123,607	Dean Foods Co.*	2,124,804
43,906	Lorillard, Inc.	2,225,156

		4,349,960

Health Care Equipment & Services – 1.4%
33,445	Aetna, Inc.	2,293,993
54,332	Hill-Rom Holdings, Inc.	2,246,085
21,402	Humana, Inc.	2,209,114
22,281	Laboratory Corp. of America Holdings*	2,035,815
37,043	Quest Diagnostics, Inc.	1,983,282
37,808	St. Jude Medical, Inc.	2,342,206
24,564	WellPoint, Inc.	2,269,468

		15,379,963

Media – 0.5%
88,683	Gannett Co., Inc.	2,623,243
25,245	John Wiley & Sons, Inc. Class A	1,393,524

		4,016,767

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – 0.7%
23,664	Johnson & Johnson	$2,167,386
70,767	Pfizer, Inc.	2,167,593
24,705	United Therapeutics Corp.*	2,793,641

		7,128,620

Retailing – 1.3%
109,015	Ascena Retail Group, Inc.*	2,306,757
28,769	Bed Bath & Beyond, Inc.*	2,310,151
71,560	Big Lots, Inc.*	2,310,672
121,062	Chico’s FAS, Inc.	2,280,808
57,717	Foot Locker, Inc.	2,391,792
49,031	GameStop Corp. Class A	2,415,267

		14,015,447

Software & Services – 0.9%
29,746	Accenture PLC Class A	2,445,716
129,180	Activision Blizzard, Inc.	2,303,279
68,072	CA, Inc.	2,290,623
45,488	NeuStar, Inc. Class A*	2,268,032

		9,307,650

Technology Hardware & Equipment – 1.6%
260,164	Brocade Communications Systems, Inc.*	2,307,655
61,735	Dolby Laboratories, Inc. Class A*	2,380,502
77,116	FLIR Systems, Inc.	2,321,192
82,011	Hewlett-Packard Co.	2,294,668
30,459	QUALCOMM, Inc.	2,261,581
195,351	Xerox Corp.	2,377,422
43,235	Zebra Technologies Corp. Class A*	2,338,149

		16,281,169

Transportation – 0.2%
39,922	Landstar System, Inc.	2,293,519

TOTAL COMMON STOCKS
(Cost $110,795,996)		$114,674,256

Principal Amount	Interest Rate	Maturity Date	Value

Commodity Index Linked Structured Notes(a)(b)(c)(d)(e) – 3.4%
Canadian Imperial Bank of Commerce
$29,360,000	0.051%	12/04/14	$28,118,072
UBS AG
6,500,000	0.095	05/05/14	4,574,136
2,300,000	0.092	12/08/14	2,452,198

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES
(Cost $38,160,000)			$35,144,406

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Shares	Description	Value

Exchange Traded Funds – 10.9%
798,147	iShares MSCI Emerging Markets ETF	$33,338,600
695,584	iShares Russell 2000 ETF	80,207,791

		$113,546,391

TOTAL EXCHANGE TRADED FUNDS
(Cost $91,255,436)		$113,546,391

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligation(f) – 4.4%
United States Treasury Inflation Index Note
$46,866,252	0.375%	07/15/23	$45,240,462
(Cost $46,858,014)

Shares	Distribution Rate	Value

Investment Companies(a) – 69.3%
Goldman Sachs Financial Square Government Fund – FST Shares(g)
$666,690,186	0.006%	$666,690,186
JPMorgan U.S. Government Money Market Fund – Capital Shares
53,747,333	0.010	53,747,333

TOTAL INVESTMENT COMPANIES
(Cost $720,437,519)		$720,437,519

TOTAL INVESTMENTS – 99.1%
(Cost $1,007,506,965)		$1,029,043,034

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		9,826,659

NET ASSETS – 100.0%		$1,038,869,693

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2013.
(b)	These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.
(c)	Security is linked to the Dow Jones-UBS Commodity Index Total Return (the “DJ-UBSCI Total Return”). The DJ-UBSCI Total Return is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The DJ-UBSCI Total Return is composed of nineteen commodities in eight diverse sectors: energy, petroleum, precious metals, industrial metals, grains, livestock, softs, and agriculture.
(d)	Interest rate disclosed is contingent upon LIBOR as of December 31, 2013 minus a spread.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $35,144,406, which represents approximately 3.4% of net assets as of December 31, 2013.
(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(g)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Schedule of Investments (continued)

December 31, 2013

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Amsterdam Index	198	January 2014	$21,919,111	$1,268,057
CAC 40 Index	356	January 2014	21,051,870	933,179
CBOE Volatility Index	(377)	January 2014	(5,259,150)	320,227
DAX Index	113	March 2014	37,330,359	1,810,276
Euro-Bund	(540)	March 2014	(103,386,332)	1,698,468
FTSE 100 Index	364	March 2014	40,370,240	1,514,778
FTSE/MIB Index	(104)	March 2014	(13,609,800)	(758,847)
Hang Seng Index	269	January 2014	40,471,590	590,742
IBEX 35 Index	(124)	January 2014	(16,835,894)	(998,756)
Long Gilt	796	March 2014	140,460,595	(1,767,995)
OMX Stockholm 30 Index	(879)	January 2014	(18,244,595)	(899,259)
S&P 500 E-mini Index	2,303	March 2014	212,002,665	8,332,830
S&P/TSX 60 Index	43	March 2014	6,322,184	241,874
SPI 200 Index	21	March 2014	2,492,932	113,910
TSE TOPIX Index	893	March 2014	110,448,438	4,153,561
10 Year Australian Bonds	26	March 2014	2,661,954	19,425
10 Year Canadian Government Bonds	34	March 2014	4,056,635	(50,447)
10 Year Japanese Government Bonds	(10)	March 2014	(13,609,344)	57,875
10 Year U.S. Treasury Notes	988	March 2014	121,570,313	(2,407,662)
TOTAL				$14,172,236

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2013, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at December 31, 2013(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX Emerging Markets Index	$44,700	5.000%	12/20/18	2.734%	$4,432,323	$150,374
CDX North America High Yield Index	55,870	5.000	12/20/18	3.063	3,525,441	1,308,586
CDX North America Investment Grade Index	55,870	1.000	12/20/18	0.625	510,064	513,880
TOTAL					$8,467,828	$1,972,840

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Paid	Termination Date	Unrealized Gain (Loss)(b)
Deutsche Bank AG	Alerian MLP Infrastructure Index	$40,322	0.24%	12/30/14	$568,449

(a)The	Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(b)There	are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments

December 31, 2013

Shares	Distribution Rate	Value
Investment Company(a)(b) – 85.1%
Goldman Sachs Financial Square Government Fund – FST Shares
93,637,641	0.006%	$93,637,641
(Cost $93,637,641)

TOTAL INVESTMENTS – 85.1%
(Cost $93,637,641)		$93,637,641

OTHER ASSETS IN EXCESS OF LIABILITIES – 14.9%		16,349,862

NET ASSETS – 100.0%		$109,987,503

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an affiliated issuer.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2013.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	BRL/USD	01/03/14	$4,145,385	$27,490
	CLP/USD	03/19/14	56,616	436
	GBP/USD	03/19/14	199,850	2,705
	HUF/USD	03/19/14	5,290,836	59,191
	INR/USD	03/19/14	461,864	4,667
	KRW/USD	03/19/14	9,972,886	92,170
	PLN/USD	03/19/14	6,039,395	46,736
	RUB/USD	03/19/14	1,818,281	9,720
	SEK/USD	03/19/14	2,702	53
	USD/BRL	01/03/14	720,568	11,608
	USD/CHF	03/19/14	51,599	339
	USD/EUR	03/19/14	45,397	61
	USD/IDR	03/19/14	926,611	10,279
	USD/INR	03/19/14	509,642	1,785
	USD/JPY	03/19/14	127,272	3,503
	USD/MXN	03/19/14	152,265	2,414
	USD/MYR	03/19/14	1,404,342	16,104
	USD/TRY	03/19/14	5,573,655	169,061
	USD/ZAR	03/19/14	4,792,241	46,929
TOTAL				$505,251

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	CAD/USD	03/19/14	$1,879	$(1)
	EUR/USD	03/19/14	100,424	(134)
	IDR/USD	03/19/14	28,957	(335)
	MXN/USD	03/19/14	5,405,403	(42,614)
	MYR/USD	03/19/14	200,620	(4,355)
	RUB/USD	03/19/14	826,492	(79)
	USD/BRL	01/03/14	3,424,817	(42,932)
	USD/BRL	02/04/14	4,111,127	(26,341)
	USD/CLP	03/19/14	7,152,481	(74,073)
	USD/COP	03/19/14	9,094,344	(47,880)
	USD/CZK	03/19/14	5,058,801	(84,737)
	USD/GBP	03/19/14	678,581	(8,484)
	USD/IDR	03/19/14	4,314,534	(19,898)
	USD/INR	03/19/14	159,263	(1,390)
	USD/MYR	03/19/14	5,726,795	(19,434)
	USD/RUB	03/19/14	420,759	(1,911)
	USD/SEK	03/19/14	94,564	(1,864)
TOTAL				$(376,462)

FUTURES CONTRACTS — At December 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Amsterdam Index	42	January 2014	$4,649,508	$159,837
BIST 30 Index	(1,161)	February 2014	(4,465,177)	99,990
CAC 40 Index	71	January 2014	4,198,547	113,517
DAX Index	21	March 2014	6,937,500	169,571
DJIA Mini-e-CBOT	93	March 2014	7,669,710	185,887
FTSE 100 Index	48	March 2014	5,323,548	136,749
FTSE/JSE Top 40 Index	148	March 2014	5,883,317	240,905
FTSE/MIB Index	24	March 2014	3,140,723	86,692
Hang Seng Index	34	January 2014	5,115,368	74,670
H-Shares Index	81	January 2014	5,657,977	75,466
IBEX 35 Index	39	January 2014	5,295,160	166,626
KOSPI 200 Index	50	March 2014	6,292,936	118,441
MSCI Taiwan Index	367	January 2014	11,127,440	202,584
NASDAQ 100 E-mini Index	97	March 2014	6,952,475	129,552
Nikkei 225 Index	24	March 2014	3,712,468	108,734
OMX Stockholm 30 Index	219	January 2014	4,545,582	117,463
Russell 2000 Mini Index	46	March 2014	5,342,440	125,579
S&P/TSX 60 Index	58	March 2014	8,527,597	170,914
S&P 500 E-mini Index	83	March 2014	7,640,565	143,971
SET50 Index	(146)	March 2014	(3,875,709)	171,837
SGX S&P CNX Nifty Index	560	January 2014	7,113,120	(7,103)
SPI 200 Index	20	March 2014	2,374,221	59,842
TSE TOPIX Index	34	March 2014	4,205,204	136,699
TOTAL				$2,988,423

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

December 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2013, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
GBP 21,400	03/19/19	6 Month LIBOR	2.000%	$272,407	$181,219
GBP 20,590	03/19/24	3.000%	6 Month LIBOR	(52,506)	262,650
GBP 9,500	03/19/44	6 Month LIBOR	3.500	133,346	(391)
TOTAL				$353,247	$443,478

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2013.

Investment Abbreviation:
LIBOR	—London Interbank Offered Rate

Currency Abbreviations:
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
TRY	—Turkish Lira
USD	—United States Dollar
ZAR	—South African Rand

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2013

Shares	Description	Value

Common Stocks – 98.1%
Australia – 11.7%
1,697,606	CFS Retail Property Trust Group (REIT) (Retail)	$2,954,993
455,356	Charter Hall Group (REIT) (Diversified)	1,488,240
2,778,623	GPT Group (REIT) (Diversified)	8,450,200
7,542,139	Mirvac Group (REIT) (Diversified)	11,341,221
2,234,905	Stockland (REIT) (Diversified)	7,225,705
1,070,053	Westfield Group (REIT) (Retail)	9,659,713
2,309,698	Westfield Retail Trust (REIT) (Retail)	6,136,030

		47,256,102

Canada – 7.8%
106,300	Allied Properties Real Estate Investment Trust (REIT) (Office)	3,278,313
37,800	Boardwalk Real Estate Investment Trust (REIT) (Residential)	2,129,753
206,500	Brookfield Office Properties, Inc. (Office)	3,975,453
147,700	Calloway Real Estate Investment Trust (REIT) (Retail)	3,498,359
86,200	Canadian Apartment Properties Real Estate Investment Trust (REIT) (Residential)	1,724,406
58,800	Canadian Real Estate Investment Trust (REIT) (Diversified)	2,400,712
132,500	Dundee Real Estate Investment Trust Series A (REIT) (Office)	3,594,869
213,700	H&R Real Estate Investment Trust (REIT) (Diversified)	4,305,182
288,400	RioCan Real Estate Investment Trust (REIT) (Retail)	6,725,035

		31,632,082

China – 2.0%
3,545,000	Shimao Property Holdings Ltd. (Diversified)	8,171,998

Finland – 0.7%
841,910	Citycon Oyj (Retail)	2,966,047

France – 2.3%
202,097	Klepierre (REIT) (Retail)	9,367,664

Germany – 2.0%
432,463	Deutsche Wohnen AG (Residential)	8,350,541

Hong Kong – 15.2%
6,128,000	Fortune Real Estate Investment Trust (REIT) (Retail)	4,893,571
2,965,000	Fu Shou Yuan International Group Ltd. (Diversified)*(a)	1,961,551
19,364,000	Guangdong Land Holdings Ltd. (Retail)	4,250,748
797,500	Henderson Land Development Co. Ltd. (Diversified)	4,559,265

Common Stocks – (continued)
Hong Kong – (continued)
1,229,500	Kerry Logistics Network Ltd. (Industrial)*	$1,747,300
2,159,000	Kerry Properties Ltd. (Diversified)	7,517,463
1,725,475	Sun Hung Kai Properties Ltd. (Diversified)	21,929,689
3,046,624	The Link Real Estate Investment Trust (REIT) (Retail)	14,776,305

		61,635,892

Japan – 28.1%
3,049	Advance Residence Investment Corp. (REIT) (Residential)	6,577,404
1,254,000	Mitsubishi Estate Co. Ltd. (Diversified)	37,527,259
706,000	Mitsui Fudosan Co. Ltd. (Office)	25,465,897
882	Nippon Building Fund, Inc. (REIT) (Office)	5,124,607
407	Nippon Prologis Real Estate Investment Trust, Inc. (REIT) (Industrial)	3,898,639
2,144	Nomura Real Estate Office Fund, Inc. (REIT) (Office)	9,964,494
8,081	Orix JREIT, Inc. (REIT) (Office)	10,109,754
1,385,000	Sapporo Holdings Ltd. (Diversified)	5,825,286
1,000,800	Tokyu Fudosan Holdings Corp. (Residential)*	9,408,337

		113,901,677

Malaysia – 1.2%
6,757,100	UEM Sunrise Bhd (Diversified)	4,879,158

Netherlands – 6.5%
90,824	Corio NV (REIT) (Retail)	4,075,924
86,507	Unibail-Rodamco SE (REIT) (Diversified)	22,168,233

		26,244,157

Singapore – 4.0%
9,875,000	Cache Logistics Trust (REIT) (Industrial)	8,734,807
7,851,000	Keppel Real Estate Investment Trust (REIT) (Office)	7,380,674

		16,115,481

Sweden – 1.7%
303,730	Fabege AB (Diversified)	3,628,215
231,788	Hufvudstaden AB Class A (Diversified)	3,104,725

		6,732,940

Switzerland – 1.8%
84,860	PSP Swiss Property AG (Registered) (Office)*	7,191,056

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

December 31, 2013

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – 13.1%
504,883	Big Yellow Group PLC (REIT) (Industrial)	$4,002,366
1,303,939	British Land Co. PLC (REIT) (Diversified)	13,594,206
1,016,407	Capital & Counties Properties PLC (Retail)	5,545,467
122,669	Derwent London PLC (REIT) (Office)	5,070,511
546,578	Great Portland Estates PLC (REIT) (Office)	5,430,634
1,171,656	Hammerson PLC (REIT) (Retail)	9,754,243
317,049	Helical Bar PLC (Diversified)	1,714,181
295,131	Land Securities Group PLC (REIT) (Diversified)	4,714,580
506,505	Unite Group PLC (Residential)	3,380,653

		53,206,841

TOTAL INVESTMENTS – 98.1%
(Cost $342,262,331)		$397,651,636

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%		7,526,533

NET ASSETS – 100.0%		$405,178,169

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,961,551, which represents approximately 0.5% of net assets as of December 31, 2013.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2013

Shares	Description	Value

Common Stocks – 97.7%
Commercial – 26.5%
179,111	Boston Properties, Inc. (REIT)	$17,977,371
280,943	Corporate Office Properties Trust (REIT)	6,655,540
1,295,070	DCT Industrial Trust, Inc. (REIT)	9,233,849
70,660	Digital Realty Trust, Inc. (REIT)	3,470,819
360,230	Douglas Emmett, Inc. (REIT)	8,389,757
288,184	Empire State Realty Trust, Inc. Class A (REIT)	4,409,215
262,997	Highwoods Properties, Inc. (REIT)	9,512,601
103,364	Hudson Pacific Properties, Inc. (REIT)	2,260,571
366,673	Parkway Properties, Inc. (REIT)	7,073,122
618,523	Prologis, Inc. (REIT)	22,854,425
91,960	PS Business Parks, Inc. (REIT)	7,027,583
165,195	SL Green Realty Corp. (REIT)	15,260,714
313,371	Terreno Realty Corp. (REIT)	5,546,667
110,120	Vornado Realty Trust (REIT)	9,777,555

		129,449,789

Health Care – 10.7%
168,108	Emeritus Corp.*	3,636,176
380,144	HCP, Inc. (REIT)	13,806,830
147,021	Health Care REIT, Inc. (REIT)	7,875,915
371,944	Healthcare Trust of America, Inc. Class A (REIT)	3,659,929
405,331	Ventas, Inc. (REIT)	23,217,360

		52,196,210

Leisure – 8.8%
407,089	Chesapeake Lodging Trust (REIT)	10,295,281
262,685	LaSalle Hotel Properties (REIT)	8,106,459
233,711	Pebblebrook Hotel Trust (REIT)	7,188,950
356,716	RLJ Lodging Trust (REIT)	8,675,333
906,724	Strategic Hotels & Resorts, Inc. (REIT)*	8,568,542

		42,834,565

Multifamily – 17.0%
248,940	American Campus Communities, Inc. (REIT)	8,018,358
226,681	AvalonBay Communities, Inc. (REIT)	26,800,495
202,666	BRE Properties, Inc. (REIT)	11,087,857
204,424	Camden Property Trust (REIT)	11,627,637
227,267	Equity Residential (REIT)	11,788,339
74,455	Essex Property Trust, Inc. (REIT)	10,685,037
75,149	Post Properties, Inc. (REIT)	3,398,989

		83,406,712

Other – 4.7%
100,747	American Tower Corp. (REIT)	8,041,625
159,385	Blackstone Mortgage Trust, Inc. Class A (REIT)	4,324,115
147,021	Kennedy-Wilson Holdings, Inc.	3,271,217
131,000	Toll Brothers, Inc.*	4,847,000
77,122	Weyerhaeuser Co. (REIT)	2,434,742

		22,918,699

Common Stocks – (continued)
Retail – 24.3%
229,610	Acadia Realty Trust (REIT)	$5,701,216
394,787	CBL & Associates Properties, Inc. (REIT)	7,090,375
634,356	DDR Corp. (REIT)	9,750,052
122,420	Federal Realty Investment Trust (REIT)	12,414,612
378,973	Simon Property Group, Inc. (REIT)	57,664,532
260,069	Tanger Factory Outlet Centers, Inc. (REIT)	8,327,409
191,538	Taubman Centers, Inc. (REIT)	12,243,109
216,510	Weingarten Realty Investors (REIT)	5,936,704

		119,128,009

Self Storage – 5.7%
453,521	CubeSmart (REIT)	7,229,125
138,137	Public Storage (REIT)	20,792,381

		28,021,506

TOTAL INVESTMENTS – 97.7%
(Cost $395,888,938)		$477,955,490

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%		11,320,105

NET ASSETS – 100.0%		$489,275,595

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Assets and Liabilities

December 31, 2013

Absolute Return Tracker Fund
Assets:
Investments in unaffiliated issuers, at value (cost $100,089,757, $1,018,023,973, $340,816,779, $0, $342,262,331 and $395,888,938)	$106,269,468
Investments in affiliated issuers, at value (cost $1,394,058,738, $193,899,304, $666,690,186, $93,637,641, $0 and $0)	1,394,058,738
Cash	93,863,728
Foreign currencies, at value (cost $169,073, $449,829 and $831,849 for Absolute Return Tracker, Managed Futures Strategy and International Real Estate Securities Funds)	171,170
Receivables:
Collateral on certain derivative contracts(b)	153,824,657
Fund shares sold	9,241,694
Variation margin on certain derivative contracts	1,781,623
Unrealized gain on swap contracts	566,263
Reimbursement from investment adviser	78,192
Unrealized gain on forward foreign currency exchange contracts	51,242
Investments sold	7,591
Dividends and interest	6,605
Foreign tax reclaims	—
Other assets	59,803
Total assets	1,759,980,774

Liabilities:
Payables:
Written options, at value (premiums received $11,186,050 for the Absolute Return Tracker Fund)	4,415,755
Fund shares redeemed	3,901,176
Amounts owed to affiliates	1,576,431
Investments purchased	954,829
Unrealized loss on swap contracts	608,026
Unrealized loss on forward foreign currency exchange contracts	110,192
Investments purchased on an extended-settlement basis	—
Accrued expenses	270,862
Total liabilities	11,837,271

Net Assets:
Paid-in capital	1,705,149,681
Undistributed (distributions in excess of) net investment income (loss)	44,537
Accumulated net realized gain (loss)	749,450
Net unrealized gain	42,199,835
NET ASSETS	$1,748,143,503
Net Assets:
Class A	$105,431,830
Class B	—
Class C	29,942,034
Institutional	1,589,474,845
Service	—
Class IR	21,565,393
Class R	1,729,401
Total Net Assets	$1,748,143,503
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	11,563,826
Class B	—
Class C	3,433,168
Institutional	170,514,191
Service	—
Class IR	2,333,317
Class R	192,478
Net asset value, offering and redemption price per share:(c)
Class A	$9.12
Class B	—
Class C	8.72
Institutional	9.32
Service	—
Class IR	9.24
Class R	8.98

(a)	Statement of Assets and Liabilities for Commodity Strategy Fund is consolidated and includes the balances of Goldman Sachs Cayman Commodity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Segregated for initial margin on transactions as follows:

Fund	Futures	Swaps	Options
Absolute Return Tracker	$33,893,893	$7,905,764	$112,025,000
Commodity Strategy	—	78,571,391	—
Dynamic Allocation	1,710,000	15,953,019	—
Managed Futures Strategy	7,523,930	1,280,700	—

(c)	Maximum public offering price per share for Class A shares of the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Managed Futures Strategy, International Real Estate Securities and Real Estate Securities Funds is $9.65, $5.91, $11.52, $10.62, $6.92 and $16.44, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund(a)	Dynamic Allocation Fund	Managed Futures Strategy Fund	International Real Estate Securities Fund	Real Estate Securities Fund

$1,017,164,081	$362,352,848	$—	$397,651,636	$477,955,490
193,899,304	666,690,186	93,637,641	—	—
149,495,340	—	6,305,164	6,381,509	5,062,718
—	—	455,025	618,895	—

78,571,391	17,663,019	8,804,630	—	—
10,738,274	942,129	672,311	168,150	5,333,179
267,542	1,104,569	403,125	—	—
18,299,451	568,449	—	—	—
70,154	125,135	15,830	23,153	20,128
—	—	505,251	—	—
—	—	—	—	—
3,123,207	142,026	80	1,437,489	2,399,280
—	—	—	129,688	—
139,834	58,885	8,069	11,100	16,139
1,471,768,578	1,049,647,246	110,807,126	406,421,620	490,786,934

—	—	—	—	—
4,690,749	9,662,432	323,302	724,569	957,484
773,419	856,647	39,726	360,836	440,881
—	—	—	37,807	—
137,834	—	—	—	—
—	—	376,462	—	—
4,430,000	—	—	—	—
516,781	258,474	80,133	120,239	112,974
10,548,783	10,777,553	819,623	1,243,451	1,511,339

1,534,957,295	990,073,348	106,663,162	969,553,273	469,267,919
(1,363,771)	23,306	(220,064)	(21,176,063)	732,283
(90,711,392)	10,673,425	(20,098)	(598,363,267)	(62,791,159)
18,337,663	38,099,614	3,564,503	55,164,226	82,066,552
$1,461,219,795	$1,038,869,693	$109,987,503	$405,178,169	$489,275,595

$401,248,100	$169,196,944	$1,343,839	$14,542,464	$51,599,101
—	—	—	—	786,464
11,443,649	66,543,145	1,536,275	2,513,949	12,375,498
1,039,008,410	756,408,751	106,634,956	387,178,016	419,563,517
—	—	—	—	3,341,514
7,991,311	46,709,019	383,908	943,740	807,915
1,528,325	11,834	88,525	—	801,586
$1,461,219,795	$1,038,869,693	$109,987,503	$405,178,169	$489,275,595

71,193,534	15,530,669	133,860	2,225,244	3,320,649
—	—	—	—	50,935
2,094,645	6,280,138	155,277	384,845	815,441
183,177,846	68,618,880	10,550,259	60,928,065	26,562,064
—	—	—	—	213,786
1,407,038	4,251,567	38,086	145,640	51,816
274,018	1,093	8,865	—	51,796

$5.64	$10.89	$10.04	$6.54	$15.54
—	—	—	—	15.44
5.46	10.60	9.89	6.53	15.18
5.67	11.02	10.11	6.35	15.80
—	—	—	—	15.63
5.68	10.99	10.08	6.48	15.59
5.58	10.83	9.99	—	15.48

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2013

Absolute Return Tracker Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $0, $0, $0, $0, $889,993 and $22,201)	$2,571,884
Interest	1,007,081
Dividends — affiliated issuers	24,432
Total investment income	3,603,397

Expenses:
Management fees	17,652,301
Transfer Agent fees(b)	884,725
Distribution and Service fees(b)	610,687
Printing and mailing costs	199,272
Custody, accounting and administrative services	119,950
Registration fees	112,467
Legal fees	86,240
Audit fees	62,405
Trustee fees	24,380
Amortization of offering costs	—
Service share fees — Service Plan	—
Service share fees — Shareholder Administration Plan	—
Other	73,293
Total expenses	19,825,720
Less — expense reductions	(650,112)
Net expenses	19,175,608
NET INVESTMENT INCOME (LOSS)	(15,572,211)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(11,821,932)
Futures contracts	122,162,396
Swap contracts	(477,104)
Forward foreign currency exchange contracts	(14,476,461)
Foreign currency transactions	1,688,755
Written options	13,474,577
Net change in unrealized gain (loss) on:
Investments	3,969,562
Futures contracts	18,546,486
Swap contracts	2,991,302
Forward foreign currency exchange contracts	1,026,072
Foreign currency translation	155,060
Written options	6,770,295
Net realized and unrealized gain (loss)	144,009,008
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$128,436,797

(a)	Statement of Operations for Commodity Strategy Fund is consolidated and includes the balances of Goldman Sachs Cayman Commodity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Absolute Return Tracker	$284,480	$—	$317,246	$8,961	$216,206	$—	$60,277	$570,475	$—	$34,362	$3,405
Commodity Strategy	862,754	—	126,380	7,905	448,628	—	16,429	326,157	—	8,145	2,055
Dynamic Allocation	622,211	—	772,619	58	472,884	—	146,798	344,296	—	119,133	22
Managed Futures Strategy	2,320	—	8,629	653	1,763	—	1,640	11,004	—	1,532	248
International Real Estate Securities	41,369	—	25,978	—	31,441	—	4,936	144,355	—	4,495	—
Real Estate Securities	152,941	11,281	129,923	3,177	116,236	2,144	24,685	172,750	1,642	1,519	1,207

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund(a)	Dynamic Allocation Fund	Managed Futures Strategy Fund	International Real Estate Securities Fund	Real Estate Securities Fund

$30,058	$ 1,898,515	$597	$14,765,520	$12,590,188
177,231	—	—	—	—
10,514	15,711	—	—	—
217,803	1,914,226	597	14,765,520	12,590,188

5,904,850	11,021,691	302,407	4,015,147	5,127,103
801,414	1,083,133	16,187	185,227	320,183
997,039	1,394,888	11,602	67,347	297,322
273,983	194,872	48,667	56,734	69,547
149,666	90,365	17,894	207,130	87,745
169,595	114,238	55,485	50,964	75,937
52,292	63,892	74,189	32,898	35,220
111,603	71,420	64,616	43,386	51,465
23,140	23,290	17,657	18,556	18,861
—	—	57,055	—	—
—	—	—	—	10,264
—	—	—	—	10,264
96,255	51,929	26,336	21,840	33,015
8,579,837	14,109,718	692,095	4,699,229	6,136,926
(381,377)	(871,166)	(337,462)	(487,168)	(526,475)
8,198,460	13,238,552	354,633	4,212,061	5,610,451
(7,980,657)	(11,324,326)	(354,036)	10,553,459	6,979,737

(2,161,962)	(32,062,446)	—	35,748,813	33,417,940
(1,735,098)	81,363,062	367,971	—	—
(27,642,016)	9,908,748	(1,939,550)	—	—
—	—	(176,280)	—	—
(52)	379,429	(142,976)	(184,313)	—
—	—	—	—	—

(427,039)	6,591,299	—	(23,723,663)	(31,250,043)
1,120,704	12,562,845	2,901,145	—	—
22,089,399	(5,983,220)	(480,724)	—	—
—	—	80,307	—	—
—	(65,863)	4,455	(84,073)	—
—	—	—	—	—
(8,756,064)	72,693,854	614,348	11,756,764	2,167,897
$(16,736,721)	$61,369,528	$260,312	$22,310,223	$9,147,634

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Changes in Net Assets

	Absolute Return Tracker Fund
	For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2012
From operations:
Net investment loss	$(15,572,211)	$(19,303,126)
Net realized gain (loss)	110,550,231	56,285,824
Net change in unrealized gain	33,458,777	6,577,679
Net increase (decrease) in net assets resulting from operations	128,436,797	43,560,377

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
From net realized gains
Class A Shares	(5,863,960)	(654,319)
Class C Shares	(1,717,837)	(189,601)
Institutional Shares	(84,082,168)	(6,367,015)
Class IR Shares	(1,126,965)	(83,548)
Class R Shares	(101,796)	(9,466)
Total distributions to shareholders	(92,892,726)	(7,303,949)

From share transactions:
Proceeds from sales of shares	731,911,231	1,047,546,607
Reinvestment of distributions	75,711,649	6,262,420
Cost of shares redeemed	(640,468,804)	(1,430,996,579)
Net increase (decrease) in net assets resulting from share transactions	167,154,076	(377,187,552)
TOTAL INCREASE (DECREASE)	202,698,147	(340,931,124)

Net assets:
Beginning of period	1,545,445,356	1,886,376,480
End of period	$1,748,143,503	$1,545,445,356
Undistributed (distributions in excess of) net investment income (loss)	$44,537	$(5,115,719)

(a)	Statement of Changes in Net Assets for Commodity Strategy Fund is consolidated and includes the balances of Goldman Sachs Cayman Commodity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on February 29, 2012.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund(a)		Dynamic Allocation Fund		Managed Futures Strategy Fund
For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2013	For the Period Ended December 31, 2012(b)

$(7,980,657)	$(4,556,495)	$(11,324,326)	$(4,711,140)	$(354,036)	$(76,218)
(31,539,128)	(29,009,287)	59,588,793	60,773,373	(1,890,835)	(405,847)
22,783,064	12,581,125	13,105,061	21,704,734	2,505,183	1,059,320
(16,736,721)	(20,984,657)	61,369,528	77,766,967	260,312	577,255

—	(1,459,480)	—	—	—	—
—	(76,187)	—	—	—	—
—	(5,948,169)	(123,518)	(2,059,633)	—	—
—	(102,825)	—	(40,089)	—	—
—	(7,629)	—	—	—	—

—	—	(5,914,684)	(10,711,521)	—	—
—	—	(2,279,831)	(2,686,509)	—	—
—	—	(26,089,608)	(28,608,911)	—	—
—	—	(1,833,404)	(2,067,937)	—	—
—	—	(379)	(390)	—	—
—	(7,594,290)	(36,241,424)	(46,174,990)	—	—

777,604,450	954,172,315	353,297,405	1,121,329,903	115,661,480	20,162,434
—	6,091,115	35,543,733	45,126,447	—	—
(418,193,811)	(722,661,244)	(656,330,760)	(394,784,975)	(26,366,759)	(307,219)
359,410,639	237,602,186	(267,489,622)	771,671,375	89,294,721	19,855,215
342,673,918	209,023,239	(242,361,518)	803,263,352	89,555,033	20,432,470

1,118,545,877	909,522,638	1,281,231,211	477,967,859	20,432,470	—
$1,461,219,795	$1,118,545,877	$1,038,869,693	$1,281,231,211	$109,987,503	$20,432,470
$(1,363,771)	$(3,493,640)	$23,306	$903,700	$(220,064)	$(189,272)

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Changes in Net Assets (continued)

	International Real Estate Securities Fund
	For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2012
From operations:
Net investment income	$10,553,459	$6,911,845
Net realized gain	35,564,500	7,866,100
Net change in unrealized gain (loss)	(23,807,736)	93,457,753
Net increase in net assets resulting from operations	22,310,223	108,235,698

Distributions to shareholders:
From net investment income
Class A Shares	(626,315)	(2,519,620)
Class B Shares	—	—
Class C Shares	(93,251)	(177,343)
Institutional Shares	(18,260,616)	(27,127,070)
Service Shares	—	—
Class IR Shares	(66,565)	(156,779)
Class R Shares	—	—
Total distributions to shareholders	(19,046,747)	(29,980,812)

From share transactions:
Proceeds from sales of shares	120,344,236	138,448,760
Reinvestment of distributions	17,931,523	28,004,514
Cost of shares redeemed	(78,193,507)	(171,333,616)
Cost of shares redeemed in connection with in-kind redemptions	—	—
Net increase (decrease) in net assets resulting from share transactions	60,082,252	(4,880,342)
TOTAL INCREASE (DECREASE)	63,345,728	73,374,544

Net assets:
Beginning of year	341,832,441	268,457,897
End of year	$405,178,169	$341,832,441
Undistributed (distributions in excess of) net investment income	$(21,176,063)	$(24,817,270)

(a)	Includes cash received in connection with in-kind redemption of $3,219,329.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Real Estate Securities Fund
For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2012

$6,979,737	$5,958,090
33,417,940	100,389,794
(31,250,043)	(25,848,242)
9,147,634	80,499,642

(895,359)	(2,094,578)
(9,319)	(14,038)
(121,367)	(106,331)
(7,494,091)	(5,474,218)
(58,033)	(66,818)
(12,782)	(9,312)
(7,946)	(4,383)
(8,598,897)	(7,769,678)

179,269,692	228,360,144
8,115,358	7,240,511
(163,060,641)	(284,801,107)
—	(146,308,330	)(a)
24,324,409	(195,508,782)
24,873,146	(122,778,818)

464,402,449	587,181,267
$489,275,595	$464,402,449
$732,283	$614,387

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	$8.95	$(0.12)	$0.82	$0.70	$—	$(0.53)	$(0.53)
2013 - C	8.65	(0.18)	0.78	0.60	—	(0.53)	(0.53)
2013 - Institutional	9.10	(0.09)	0.84	0.75	—	(0.53)	(0.53)
2013 - IR	9.04	(0.10)	0.83	0.73	—	(0.53)	(0.53)
2013 - R	8.85	(0.14)	0.80	0.66	—	(0.53)	(0.53)
2012 - A	8.79	(0.13)	0.33	0.20	—	(0.04)	(0.04)
2012 - C	8.56	(0.19)	0.32	0.13	—	(0.04)	(0.04)
2012 - Institutional	8.90	(0.09)	0.33	0.24	—	(0.04)	(0.04)
2012 - IR	8.86	(0.11)	0.33	0.22	—	(0.04)	(0.04)
2012 - R	8.72	(0.15)	0.32	0.17	—	(0.04)	(0.04)
2011 - A	9.25	(0.12)	(0.23)	(0.35)	—	(0.11)	(0.11)
2011 - C	9.08	(0.18)	(0.23)	(0.41)	—	(0.11)	(0.11)
2011 - Institutional	9.34	(0.08)	(0.25)	(0.33)	—	(0.11)	(0.11)
2011 - IR	9.31	(0.09)	(0.25)	(0.34)	—	(0.11)	(0.11)
2011 - R	9.20	(0.14)	(0.23)	(0.37)	—	(0.11)	(0.11)
2010 - A	9.06	(0.13)	0.38	0.25	—	(0.06)	(0.06)
2010 - C	8.96	(0.19)	0.37	0.18	—	(0.06)	(0.06)
2010 - Institutional	9.11	(0.09)	0.38	0.29	—	(0.06)	(0.06)
2010 - IR	9.09	(0.10)	0.38	0.28	—	(0.06)	(0.06)
2010 - R	9.03	(0.14)	0.37	0.23	—	(0.06)	(0.06)
2009 - A	8.58	(0.12)	0.62	0.50	(0.01)	(0.01)	(0.02)
2009 - C	8.54	(0.19)	0.62	0.43	—	(0.01)	(0.01)
2009 - Institutional	8.60	(0.08)	0.62	0.54	(0.02)	(0.01)	(0.03)
2009 - IR	8.59	(0.11)	0.64	0.53	(0.02)	(0.01)	(0.03)
2009 - R	8.57	(0.14)	0.61	0.47	—	(0.01)	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment loss to average net assets	Portfolio turnover rate(c)

$9.12	7.90%	$105,432	1.55%	1.59%	(1.33)%	163%
8.72	7.02	29,942	2.30	2.34	(2.08)	163
9.32	8.33	1,589,475	1.15	1.19	(0.92)	163
9.24	8.15	21,565	1.30	1.34	(1.08)	163
8.98	7.54	1,729	1.80	1.84	(1.57)	163
8.95	2.30	133,654	1.55	1.59	(1.44)	79
8.65	1.55	37,525	2.30	2.34	(2.19)	79
9.10	2.72	1,355,193	1.15	1.19	(1.04)	79
9.04	2.51	17,085	1.30	1.34	(1.19)	79
8.85	1.98	1,988	1.80	1.84	(1.69)	79
8.79	(3.77)	493,429	1.56	1.59	(1.31)	105
8.56	(4.50)	60,598	2.31	2.34	(2.06)	105
8.90	(3.51)	1,314,751	1.16	1.19	(0.88)	105
8.86	(3.63)	16,341	1.31	1.34	(1.02)	105
8.72	(4.00)	1,258	1.81	1.84	(1.54)	105
9.25	2.73	490,567	1.59	1.63	(1.39)	132
9.08	1.98	78,423	2.34	2.38	(2.13)	132
9.34	3.16	786,120	1.19	1.23	(0.97)	132
9.31	3.05	5,206	1.34	1.38	(1.12)	132
9.20	2.52	895	1.84	1.88	(1.60)	132
9.06	5.75	322,502	1.60	1.86	(1.36)	126
8.96	5.01	47,012	2.35	2.61	(2.13)	126
9.11	6.28	305,992	1.20	1.46	(0.93)	126
9.09	6.15	1,642	1.35	1.61	(1.18)	126
9.03	5.46	31	1.85	2.11	(1.60)	126

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS COMMODITY STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	$5.73	$(0.05)	$(0.04)	$(0.09)	$—
2013 - C	5.60	(0.09)	(0.05)	(0.14)	—
2013 - Institutional	5.75	(0.03)	(0.05)	(0.08)	—
2013 - IR	5.76	(0.04)	(0.04)	(0.08)	—
2013 - R	5.69	(0.06)	(0.05)	(0.11)	—
2012 - A	5.88	(0.03)	(0.08)	(0.11)	(0.04)
2012 - C	5.78	(0.08)	(0.07)	(0.15)	(0.03)
2012 - Institutional	5.89	(0.02)	(0.07)	(0.09)	(0.05)
2012 - IR	5.91	(0.03)	(0.07)	(0.10)	(0.05)
2012 - R	5.85	(0.05)	(0.07)	(0.12)	(0.04)
2011 - A	6.03	(0.04)	0.01	(0.03)	(0.12)
2011 - C	5.95	(0.08)	0.01	(0.07)	(0.10)
2011 - Institutional	6.04	(0.02)	—	(0.02)	(0.13)
2011 - IR	6.05	(0.02)	0.01	(0.01)	(0.13)
2011 - R	6.01	(0.05)	0.01	(0.04)	(0.12)
2010 - A	6.19	(0.02)	0.52	0.50	(0.66)
2010 - C	6.14	(0.06)	0.51	0.45	(0.64)
2010 - Institutional	6.19	— (d)	0.52	0.52	(0.67)
2010 - IR	6.20	(0.01)	0.53	0.52	(0.67)
2010 - R	6.18	(0.04)	0.52	0.48	(0.65)
2009 - A	5.40	0.02	0.91	0.93	(0.14)
2009 - C	5.38	(0.02)	0.90	0.88	(0.12)
2009 - Institutional	5.43	0.04	0.88	0.92	(0.16)
2009 - IR	5.40	0.05	0.90	0.95	(0.15)
2009 - R	5.40	— (d)	0.92	0.92	(0.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total Returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$5.64	(1.57)%	$401,248	0.92%	0.95%	(0.91)%	266%
5.46	(2.50)	11,444	1.67	1.70	(1.64)	266
5.67	(1.39)	1,039,008	0.58	0.61	(0.56)	266
5.68	(1.39)	7,991	0.67	0.70	(0.64)	266
5.58	(1.93)	1,528	1.17	1.20	(1.13)	266
5.73	(1.91)	353,082	0.92	0.96	(0.59)	690
5.60	(2.64)	13,994	1.67	1.71	(1.39)	690
5.75	(1.57)	742,974	0.58	0.62	(0.29)	690
5.76	(1.81)	7,045	0.67	0.71	(0.45)	690
5.69	(2.14)	1,450	1.17	1.21	(0.86)	690
5.88	(0.56)	205,561	0.92	0.95	(0.61)	581
5.78	(1.26)	15,273	1.67	1.70	(1.36)	581
5.89	(0.41)	668,618	0.58	0.61	(0.27)	581
5.91	(0.28)	19,007	0.67	0.70	(0.37)	581
5.85	(0.83)	1,063	1.17	1.20	(0.87)	581
6.03	8.46	145,288	0.92	0.96	(0.34)	162
5.95	7.70	11,455	1.67	1.71	(1.10)	162
6.04	8.85	641,978	0.58	0.62	(0.02)	162
6.05	8.79	6,957	0.67	0.71	(0.23)	162
6.01	8.20	459	1.17	1.21	(0.63)	162
6.19	17.12	111,685	0.92	1.04	0.37	104
6.14	16.15	5,669	1.67	1.79	(0.35)	104
6.19	16.84	475,318	0.58	0.70	0.65	104
6.20	17.76	67	0.68	0.79	0.81	104
6.18	17.07	109	1.17	1.29	0.01	104

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	$10.70	$(0.13)	$0.68	$0.55	$—	$(0.36)	$(0.36)
2013 - C	10.50	(0.20)	0.66	0.46	—	(0.36)	(0.36)
2013 - Institutional	10.78	(0.08)	0.68	0.60	— (d)	(0.36)	(0.36)
2013 - IR	10.76	(0.10)	0.69	0.59	—	(0.36)	(0.36)
2013 - R	10.67	(0.15)	0.67	0.52	—	(0.36)	(0.36)
2012 - A	10.29	(0.07)	0.86	0.79	—	(0.38)	(0.38)
2012 - C	10.18	(0.14)	0.84	0.70	—	(0.38)	(0.38)
2012 - Institutional	10.35	(0.04)	0.88	0.84	(0.03)	(0.38)	(0.41)
2012 - IR	10.33	(0.03)	0.85	0.82	(0.01)	(0.38)	(0.39)
2012 - R	10.28	(0.09)	0.86	0.77	—	(0.38)	(0.38)
2011 - A	10.54	(0.03)	(0.15)	(0.18)	(0.04)	(0.03)	(0.07)
2011 - C	10.47	(0.13)	(0.12)	(0.25)	(0.01)	(0.03)	(0.04)
2011 - Institutional	10.59	0.01	(0.16)	(0.15)	(0.06)	(0.03)	(0.09)
2011 - IR	10.57	(0.02)	(0.14)	(0.16)	(0.05)	(0.03)	(0.08)
2011 - R	10.52	(0.05)	(0.16)	(0.21)	—	(0.03)	(0.03)

FOR THE PERIOD ENDED DECEMBER 31,
2010 - A (Commenced January 5, 2010)	10.00	(0.04)	0.77	0.73	—	(0.19)	(0.19)
2010 - C (Commenced January 5, 2010)	10.00	(0.11)	0.77	0.66	—	(0.19)	(0.19)
2010 - Institutional (Commenced January 5, 2010)	10.00	(0.01)	0.79	0.78	—	(0.19)	(0.19)
2010 - IR (Commenced January 5, 2010)	10.00	(0.04)	0.80	0.76	—	(0.19)	(0.19)
2010 - R (Commenced January 5, 2010)	10.00	(0.07)	0.78	0.71	—	(0.19)	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	The ratios of net and total expenses reflect the inclusion of interest and dividend expense for securities sold short during the period. Excluding these expenses, the expense ratios would have been:

	Class A	Class C	Institutional	Class IR	Class R
Ratio of net expenses to average net assets	1.39%	2.14%	0.99%	1.14%	1.64%
Ratio of total expenses to average net assets	2.11	2.86	1.71	1.86	2.36

(g)	The portfolio turnover rate reflects the inclusion of securities sold short during the period. Excluding these securities, the portfolio turnover for each class would have been 175%.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.89	5.21%	$169,197	1.30%		1.37%		(1.18)%		311%
10.60	4.45	66,543	2.05		2.12		(1.89)		311
11.02	5.65	756,409	0.90		0.97		(0.74)		311
10.99	5.55	46,709	1.05		1.12		(0.88)		311
10.83	4.94	12	1.55		1.59		(1.40)		311
10.70	7.66	291,432	1.38		1.38		(0.61)		177
10.50	6.86	76,580	2.13		2.13		(1.32)		177
10.78	8.06	853,273	0.97		0.97		(0.37)		177
10.76	7.89	59,935	1.13		1.14		(0.31)		177
10.67	7.48	11	1.63		1.64		(0.84)		177
10.29	(1.72)	165,877	1.39		1.47		(0.32)		297
10.18	(2.43)	56,025	2.14		2.22		(1.22)		297
10.35	(1.38)	199,083	0.99		1.07		0.08		297
10.33	(1.47)	56,972	1.14		1.22		(0.22)		297
10.28	(2.04)	10	1.64		1.72		(0.49)		297

10.54	7.29	43,222	1.41	(e)(f)	2.13	(e)(f)	(0.39	)(e)	180	(g)
10.47	6.59	8,567	2.16	(e)(f)	2.88	(e)(f)	(1.06	)(e)	180	(g)
10.59	7.80	84,928	1.01	(e)(f)	1.73	(e)(f)	(0.14	)(e)	180	(g)
10.57	7.60	23,477	1.16	(e)(f)	1.88	(e)(f)	(0.38	)(e)	180	(g)
10.52	7.10	11	1.66	(e)(f)	2.38	(e)(f)	(0.66	)(e)	180	(g)

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations
FOR THE FISCAL YEAR ENDED DECEMBER 31,
2013 - A	$10.56	$(0.15)	$(0.37)	$(0.52)
2013 - C	10.48	(0.22)	(0.37)	(0.59)
2013 - Institutional	10.59	(0.11)	(0.37)	(0.48)
2013 - IR	10.58	(0.13)	(0.37)	(0.50)
2013 - R	10.53	(0.17)	(0.37)	(0.54)

FOR THE PERIOD ENDED DECEMBER 31,
2012 - A (Commenced February 29, 2012)	10.00	(0.12)	0.68	0.56
2012 - C (Commenced February 29, 2012)	10.00	(0.19)	0.67	0.48
2012 - Institutional (Commenced February 29, 2012)	10.00	(0.09)	0.68	0.59
2012 - IR (Commenced February 29, 2012)	10.00	(0.10)	0.68	0.58
2012 - R (Commenced February 29, 2012)	10.00	(0.15)	0.68	0.53

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$10.04	(4.83)%	$1,344	1.46%		2.64%		(1.54)%		—%
9.89	(5.63)	1,536	2.21		3.34		(2.28)		—
10.11	(4.44)	106,635	1.07		2.18		(1.12)		—
10.08	(4.64)	384	1.21		2.32		(1.27)		—
9.99	(5.13)	89	1.69		2.82		(1.79)		—

10.56	5.50	272	1.44	(d)	8.63	(d)	(1.47	)(d)	—
10.48	4.80	339	2.15	(d)	7.43	(d)	(2.18	)(d)	—
10.59	5.80	19,401	1.06	(d)	8.04	(d)	(1.09	)(d)	—
10.58	5.70	410	1.20	(d)	5.65	(d)	(1.21	)(d)	—
10.53	5.30	11	1.72	(d)	8.98	(d)	(1.75	)(d)	—

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	$6.46	$0.15	(d)	$0.22	$0.37	$(0.29)	$—	$(0.29)
2013 - C	6.46	0.11	(d)	0.20	0.31	(0.24)	—	(0.24)
2013 - Institutional	6.29	0.18	(d)	0.20	0.38	(0.32)	—	(0.32)
2013 - IR	6.40	0.18	(d)	0.20	0.38	(0.30)	—	(0.30)
2012 - A	4.94	0.12		1.95	2.07	(0.55)	—	(0.55)
2012 - C	4.95	0.07		1.96	2.03	(0.52)	—	(0.52)
2012 - Institutional	4.84	0.14		1.91	2.05	(0.60)	—	(0.60)
2012 - IR	4.92	0.14		1.93	2.07	(0.59)	—	(0.59)
2011 - A	6.32	0.13		(1.34)	(1.21)	(0.17)	—	(0.17)
2011 - C	6.34	0.08		(1.35)	(1.27)	(0.12)	—	(0.12)
2011 - Institutional	6.20	0.15		(1.32)	(1.17)	(0.19)	—	(0.19)
2011 - IR	6.30	0.15		(1.35)	(1.20)	(0.18)	—	(0.18)
2010 - A	6.01	0.22		0.51	0.73	(0.42)	—	(0.42)
2010 - C	5.98	0.16		0.54	0.70	(0.34)	—	(0.34)
2010 - Institutional	5.92	0.25		0.49	0.74	(0.46)	—	(0.46)
2010 - IR	6.00	0.27		0.48	0.75	(0.45)	—	(0.45)
2009 - A	5.14	0.14	(e)	1.56	1.70	(0.81)	(0.02)	(0.83)
2009 - C	5.10	0.10	(e)	1.54	1.64	(0.74)	(0.02)	(0.76)
2009 - Institutional	5.10	0.16	(e)	1.53	1.69	(0.85)	(0.02)	(0.87)
2009 - IR	5.14	0.15	(e)	1.56	1.71	(0.83)	(0.02)	(0.85)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.65% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.15% of average net assets.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$6.54	5.81%	$14,542	1.48%	1.60%	2.24	%(d)	45%
6.53	4.90	2,514	2.23	2.35	1.65	(d)	45
6.35	6.15	387,178	1.08	1.20	2.79	(d)	45
6.48	6.11	944	1.23	1.35	2.70	(d)	45
6.46	42.31	23,019	1.52	1.63	2.01		55
6.46	41.43	2,253	2.27	2.37	1.23		55
6.29	42.78	314,518	1.12	1.22	2.35		55
6.40	42.62	2,043	1.27	1.36	2.25		55
4.94	(19.46)	83,295	1.53	1.64	2.15		67
4.95	(20.20)	1,980	2.28	2.39	1.37		67
4.84	(19.14)	183,167	1.13	1.24	2.56		67
4.92	(19.26)	16	1.28	1.39	2.59		67
6.32	12.73	140,955	1.53	1.62	3.74		69
6.34	12.08	3,157	2.28	2.37	2.78		69
6.20	13.10	238,149	1.13	1.22	4.19		69
6.30	13.07	10	1.28	1.37	4.46		69
6.01	33.46	128,398	1.53	1.62	2.48	(e)	115
5.98	32.47	4,370	2.28	2.37	1.79	(e)	115
5.92	33.46	206,999	1.13	1.22	2.82	(e)	115
6.00	33.74	6	1.28	1.37	2.70	(e)	115

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

			Income from investment operations
	Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income
-	FOR THE FISCAL YEARS ENDED DECEMBER 31,
	2013 - A	$15.44	$0.16	$0.18	$0.34	$(0.24)
	2013 - B	15.36	0.02	0.19	0.21	(0.13)
	2013 - C	15.12	0.05	0.16	0.21	(0.15)
	2013 - Institutional	15.68	0.24	0.17	0.41	(0.29)
	2013 - Service	15.53	0.14	0.18	0.32	(0.22)
	2013 - IR	15.49	0.22	0.15	0.37	(0.27)
	2013 - R	15.39	0.14	0.16	0.30	(0.21)
	2012 - A	13.48	0.12	2.05	2.17	(0.21)
	2012 - B	13.43	0.03	2.02	2.05	(0.12)
	2012 - C	13.22	0.04	1.99	2.03	(0.13)
	2012 - Institutional	13.67	0.21	2.05	2.26	(0.25)
	2012 - Service	13.57	0.14	2.02	2.16	(0.20)
	2012 - IR	13.51	0.19	2.03	2.22	(0.24)
	2012 - R	13.45	0.13	2.00	2.13	(0.19)
	2011 - A	12.47	0.13	1.08	1.21	(0.20)
	2011 - B	12.45	0.02	1.08	1.10	(0.12)
	2011 - C	12.26	0.03	1.06	1.09	(0.13)
	2011 - Institutional	12.62	0.18	1.11	1.29	(0.24)
	2011 - Service	12.55	0.11	1.10	1.21	(0.19)
	2011 - IR	12.50	0.20	1.04	1.24	(0.23)
	2011 - R	12.44	0.10	1.08	1.18	(0.17)
	2010 - A	9.99	0.10	2.58	2.68	(0.20)
	2010 - B	9.98	0.01	2.59	2.60	(0.13)
	2010 - C	9.84	0.02	2.54	2.56	(0.14)
	2010 - Institutional	10.09	0.15	2.61	2.76	(0.23)
	2010 - Service	10.05	0.09	2.60	2.69	(0.19)
	2010 - IR	10.00	0.18	2.54	2.72	(0.22)
	2010 - R	9.97	0.08	2.57	2.65	(0.18)
	2009 - A	8.25	0.21	1.75	1.96	(0.22)
	2009 - B	8.25	0.16	1.74	1.90	(0.17)
	2009 - C	8.15	0.16	1.71	1.87	(0.18)
	2009 - Institutional	8.34	0.25	1.75	2.00	(0.25)
	2009 - Service	8.31	0.21	1.74	1.95	(0.21)
	2009 - IR	8.27	0.24	1.73	1.97	(0.24)
	2009 - R	8.25	0.20	1.73	1.93	(0.21)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$15.54	2.13%	$51,599	1.41%	1.51%	0.99%	61%
15.44	1.36	786	2.16	2.26	0.15	61
15.18	1.35	12,375	2.16	2.26	0.29	61
15.80	2.54	419,564	1.01	1.11	1.46	61
15.63	2.03	3,342	1.51	1.61	0.88	61
15.59	2.33	808	1.16	1.26	1.33	61
15.48	1.90	802	1.66	1.76	0.90	61
15.44	16.11	63,171	1.44	1.51	0.80	40
15.36	15.26	1,434	2.19	2.26	0.19	40
15.12	15.34	12,403	2.19	2.26	0.25	40
15.68	16.59	381,641	1.04	1.11	1.40	40
15.53	15.93	4,694	1.54	1.61	0.91	40
15.49	16.45	540	1.19	1.26	1.26	40
15.39	15.90	521	1.69	1.76	0.88	40
13.48	9.79	166,917	1.44	1.51	0.98	46
13.43	8.89	1,850	2.19	2.26	0.13	46
13.22	8.91	10,954	2.19	2.26	0.22	46
13.67	10.32	402,103	1.04	1.11	1.38	46
13.57	9.71	4,670	1.54	1.61	0.83	46
13.51	9.99	443	1.19	1.26	1.57	46
13.45	9.51	245	1.69	1.76	0.74	46
12.47	27.07	161,065	1.44	1.50	0.95	59
12.45	26.18	2,923	2.19	2.25	0.13	59
12.26	26.18	10,907	2.19	2.25	0.21	59
12.62	27.67	373,776	1.04	1.10	1.33	59
12.55	26.99	5,345	1.54	1.60	0.83	59
12.50	27.39	90	1.19	1.25	1.50	59
12.44	26.80	237	1.69	1.75	0.78	59
9.99	25.12	138,409	1.44	1.55	2.76	114
9.98	24.20	4,058	2.19	2.30	2.08	114
9.84	24.09	8,192	2.19	2.30	2.08	114
10.09	25.48	356,025	1.04	1.15	3.18	114
10.05	24.84	5,589	1.54	1.65	2.73	114
10.00	25.39	7	1.19	1.30	3.07	114
9.97	24.81	116	1.69	1.80	2.44	114

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Absolute Return Tracker	A, C, Institutional, IR and R	Diversified
Commodity Strategy, Dynamic Allocation and Managed Futures Strategy	A, C, Institutional, IR and R	Non-diversified
International Real Estate Securities	A, C, Institutional and IR	Non-diversified
Real Estate Securities	A, B, C, Institutional, Service, IR and R	Non-diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares of the Absolute Return Tracker, Dynamic Allocation, Managed Futures Strategy, International Real Estate Securities, and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class A Shares of the Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis for Consolidation for the Commodity Strategy Fund — Goldman Sachs Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 2, 2009 and is currently a wholly-owned subsidiary of the Commodity Strategy Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 17, 2009, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of December 31, 2013, the Fund’s net assets were $1,461,219,795, of which, $244,940,417, or 17%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized

GOLDMAN SACHS SELECT SATELLITE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected as such in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess or shortfall amounts are recorded as gains or losses. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

E.  Offering Costs — Offering costs paid in connection with the offering of shares of the Managed Futures Strategy Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

F.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Absolute Return Tracker, Dynamic Allocation and Managed Futures Strategy	Annually	Annually
Real Estate Securities	Quarterly	Annually
Commodity Strategy and International Real Estate Securities	Semi-Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Commodity Strategy Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2013

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

H.  In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with the Funds’ Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Commodity Index-Linked Structured Notes — The value of a commodity index-linked structured note is based on the price movements of a commodity index. The value of these notes will rise and fall in response to changes in the underlying commodity index. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index, and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. These notes are subject to prepayment, credit and interest rate risks. These notes have an automatic redemption feature if the underlying index declines from the purchase date by the amount specified in the agreement. A Fund has the option to request prepayment from the issuer at any time. Interim payments received (paid) are recorded as net realized gains (losses), and at maturity, or when a structured note is sold, a Fund records a realized gain or loss.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2013:

ABSOLUTE RETURN TRACKER

Investment Type	Level 1	Level 2	Level 3
Assets
Investment Company	$1,394,058,738	$—	$—
Exchange Traded Funds	106,269,468	—	—
Total	$1,500,328,206	$—	$—

Derivative Type
Assets(a)
Futures Contracts	$22,674,552	$—	$—
Forward Foreign Currency Exchange Contracts	—	51,242	—
Credit Default Swap Contracts	—	6,852,628	—
Total Return Swap Contracts	—	566,263	—
Total	$22,674,552	$7,470,133	$—
Liabilities
Futures(a)	$(217,437)	$—	$—
Forward Foreign Currency Exchange Contracts(a)	—	(110,192)	—
Total Return Swap Contracts(a)	—	(608,026)	—
Written Options Contracts	(4,415,755)	—	—
Total	$(4,633,192)	$(718,218)	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$124,257,753	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	824,627,080	—	—
Asset-Backed Securities	—	263,553	—
Investment Companies	261,914,999	—	—
Total	$1,086,542,079	$124,521,306	$—

Derivative Type
Assets(a)
Futures Contracts	$1,442,154	$—	$—
Interest Rate Swap Contracts		65,286
Total Return Swap Contracts	—	18,299,451	—
Total	$1,442,154	$18,364,737	$—
Liabilities(a)
Interest Rate Swap Contracts	$—	$(471,502)	$—
Total Return Swap Contracts	—	(137,834)	—
Total	$—	$(609,336)	$—

DYNAMIC ALLOCATION

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Commodity Index-Linked Structured Notes	$—	$35,144,406	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	45,240,462	—	—
Common Stock and/or Other Equity Investments	114,674,256	—	—
Investment Companies	720,437,519	—	—
Exchange Traded Funds	113,546,391	—	—
Total	$993,898,628	$35,144,406	$—
Assets(a)
Futures Contracts	$21,055,202	$—	$—
Credit Default Swap Contracts	—	1,972,840	—
Total Return Swap Contracts	—	568,449	—
Total	$21,055,202	$2,541,289	$—
Liabilities(a)
Futures Contracts	$(6,882,966)	$—	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MANAGED FUTURES STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Investment Company	$93,637,641	$—	$—

Derivative Type
Assets(a)
Futures Contracts	$2,995,526	$—	$—
Forward Foreign Currency Exchange Contracts	—	505,251	—
Interest Rate Swap Contracts	—	443,869	—
Total	$2,995,526	$949,120	$—
Liabilities(a)
Futures Contracts	$(7,103)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(376,462)	—
Interest Rate Swap Contracts	—	(391)	—
Total	$(7,103)	$(376,853)	$—

INTERNATIONAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$31,632,082	$—	$—
Other	—	366,019,554 (b)	—
Total	$31,632,082	$366,019,554	$—

REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$477,955,490	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.
(b)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of December 31, 2013. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ABSOLUTE RETURN TRACKER
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	Variation margin on certain derivative contracts	$6,852,628	(a)	—	$—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	51,242		Payable for unrealized loss on forward foreign currency exchange contracts	(110,192)
Equity	Receivable for unrealized gain on swap contracts, Variation margin on certain derivative contracts	21,153,418	(a)	Payable for unrealized loss on swap contracts, Written options, at value	(5,023,781)	(b)
Interest Rate	Variation margin on certain derivative contracts	2,087,397	(a)	Variation margin on certain derivative contracts	(217,437)	(a)
Total		$30,144,685			$(5,351,410)

COMMODITY STRATEGY
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts	$18,299,451		Payable for unrealized loss on swap contracts	$(137,834)	(b)
Interest Rate	Variation margin on certain derivative contracts	1,507,440	(a)	Variation margin on certain derivative contracts	(471,502)	(a)
Total		$19,806,891			$(609,336)

DYNAMIC ALLOCATION
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	Variation margin on certain derivative contracts	$1,972,840	(a)	—	$—
Equity	Receivable for unrealized gain on swap contracts, Variation margin on certain derivative contracts	19,847,883	(a)	Variation margin on certain derivative contracts	(2,656,862)	(a)
Interest Rate	Variation margin on certain derivative contracts	1,775,768	(a)	Variation margin on certain derivative contracts	(4,226,104)	(a)
Total		$23,596,491			$(6,882,966)

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2013

4. INVESTMENTS IN DERIVATIVES (continued)

MANAGED FUTURES STRATEGY
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$505,251		Payable for unrealized loss on forward foreign currency exchange contracts	$(376,462)
Equity	Variation margin on certain derivative contracts	2,995,526	(a)	Variation margin on certain derivative contracts	(7,103)	(a)
Interest Rate	Variation margin on certain derivative contracts	443,869	(a)	Variation margin on certain derivative contracts	(391)	(a)
Total		$3,944,646			$(383,956)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $608,026 and $137,834 for the Absolute Return Tracker and Commodity Strategy Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Funds adopted the disclosure requirement of netting for the current reporting period. Since these amended principles only require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Funds’ financial condition or result of operations.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, options and certain swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2013:

ABSOLUTE RETURN TRACKER
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forwards	Swaps	Total	Forwards	Swaps	Total
Centrally Cleared	$—	$403,675	$403,675	$—	$—	$—	$403,675	$—	$403,675
Deutsche Bank AG	—	566,263	566,263	—	(608,026)	(608,026)	(41,763)	41,763	—
UBS AG	51,242	—	51,242	(110,192)	—	(110,192)	(58,950)	—	(58,950)
Total	$51,242	$969,938	$1,021,180	$(110,192)	$(608,026)	$(718,218)	$302,962	$41,763	$344,725
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

COMMODITY STRATEGY
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Swaps
Centrally Cleared	$115,271	$—	$115,271	$—	$115,271
Deutsche Bank AG	4,872,341	—	4,872,341	—	4,872,341
Macquarie Bank Ltd.	355,337	(131,136)	224,201	—	224,201
Merrill Lynch International	6,552,115	(6,698)	6,545,417	—	6,545,417
UBS AG	6,519,658	—	6,519,658	—	6,519,658
Total	$18,414,722	$(137,834)	$18,276,888	$—	$18,276,888
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2013

4. INVESTMENTS IN DERIVATIVES (continued)

DYNAMIC ALLOCATION
	Derivative Assets(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps
Centrally Cleared	$163,338	$163,338	$—	$163,338
Deutsche Bank AG	568,449	568,449	—	568,449
Total	$731,787	$731,787	$—	$731,787
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

MANAGED FUTURES STRATEGY
	Derivative Assets (1)			Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forwards	Swaps	Total	Forwards
Centrally Cleared	$—	$59,858	$59,858	$—	$59,858	$—	$59,858
Morgan Stanley Co. Inc.	505,251	—	505,251	(376,462)	128,789	—	128,789
Total	$505,251	$59,858	$565,109	$(376,462)	$188,647	$—	$188,647
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

ABSOLUTE RETURN TRACKER
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(14,476,461)	$1,026,072	29
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	4,107,485	6,852,628	1
Equity	Net realized gain (loss) from futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts and written options	131,962,342	19,962,310	8,906
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(909,958)	1,493,145	1,529
Total		$120,683,408	$29,334,155	10,465

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

COMMODITY STRATEGY
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(31,686,137)	$22,831,754	11
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	2,309,023	378,349	1,486
Total		$(29,377,114)	$23,210,103	1,497

DYNAMIC ALLOCATION
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$8,491,901	$(6,551,669)	1
Equity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	96,436,002	17,669,485	6,520
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(13,656,093)	(4,538,191)	2,892
Total		$91,271,810	$6,579,625	9,413

MANAGED FUTURES STRATEGY
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(176,280)	$80,307	126
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	367,971	2,901,145	690
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,939,550)	(480,724)	16
Total		$(1,747,859)	$2,500,728	832

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2013.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2013

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2013, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate						Effective Net Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Absolute Return Tracker	1.15%	1.04%	0.99%	0.97%	0.95%	1.11%	1.10	%(1)
Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.50	(2)
Dynamic Allocation	0.90	0.81	0.77	0.75	0.74	0.88	0.85	(1)(3)
Managed Futures Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.99	(1)(3)
International Real Estate Securities	1.05	1.05	0.95	0.90	0.88	1.05	1.01	(3)
Real Estate Securities	1.00	0.90	0.86	0.84	0.82	1.00	0.97	(3)

(1)	GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to any management fees they earn as an investment adviser to any of the affiliated funds in which they invest through at least April 30, 2014. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2013, GSAM waived $137,217, $86,699, and $1,977 of its management fee for the Absolute Return Tracker, Dynamic Allocation and Managed Futures Strategy Funds, respectively.
(2)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement (as defined below) after the waivers.
(3)	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least April 30, 2014 and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net management Rates above are calculated based on management rates before and after the waivers had been adjusted, if applicable.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.50% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Commodity Strategy Fund’s management fee in an amount equal to the management fee paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended December 31, 2013, GSAM waived $1,052,169 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended December 31, 2013, Goldman Sachs advised that it retained front end sales charges of $5,350, $53,941, $30,077, $1,560, $768 and $9,851 for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Managed Futures Strategy, International Real Estate Securities and Real Estate Securities Funds, respectively.

GOLDMAN SACHS SELECT SATELLITE FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service Plan and Shareholder Administration Plan —The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% (except for the Commodity Strategy Fund, which charges at an annual rate of 0.13%) of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Managed Futures Strategy, International Real Estate Securities and Real Estate Securities Funds are 0.014%, 0.044%, 0.004%, 0.104%, 0.004% and 0.004%, respectively. Prior to April 30, 2013, the Other Expense limitations for Dynamic Allocation and International Real Estate Securities Funds were 0.054% and 0.064%, respectively. These Other Expense limitations will remain in place through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. The Subsidiary also pays certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit the Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Absolute Return Tracker	$137,217	$425,637	$87,258	$650,112
Commodity Strategy	—	335,838	45,539	381,377
Dynamic Allocation	491,074	380,092	—	871,166
Managed Futures Strategy	1,977	312,969	22,516	337,462
International Real Estate Securities	141,316	341,170	4,682	487,168
Real Estate Securities	175,628	343,315	7,532	526,475

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2013

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2013, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Absolute Return Tracker	$1,450,598	$48,274	$77,559	$1,576,431
Commodity Strategy	602,198	92,861	78,360	773,419
Dynamic Allocation	687,611	94,233	74,803	856,647
Managed Futures Strategy	36,217	1,571	1,938	39,726
International Real Estate Securities	339,941	5,172	15,723	360,836
Real Estate Securities	392,052	23,888	24,941	440,881

G.  Line of Credit Facility — As of December 31, 2013, the Funds participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2013, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2013, Goldman Sachs earned $53,278, $16 and $237,176 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds, respectively.

As of December 31, 2013, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio
Commodity Strategy	—%	—%	—%	10%
Dynamic Allocation	7	12	11	—
Managed Futures Strategy	19	34	29	—
International Real Estate Securities	—	—	—	37
Real Estate Securities	—	—	—	29

As of December 31, 2013, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Class R Shares of the Dynamic Allocation Fund and 11% of the Class R Shares of the Managed Futures Strategy Fund.

GOLDMAN SACHS SELECT SATELLITE FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2013, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Absolute Return Tracker	$—	$192,804,413	$—	$107,045,436
Commodity Strategy	1,265,572,746	374	1,372,369,522	3,780,823
Dynamic Allocation	831,689,221	622,872,149	1,152,520,973	659,862,797
Managed Futures Strategy	—	—	—	—
International Real Estate Securities	—	217,528,062	—	168,101,419
Real Estate Securities	—	327,058,060	—	301,911,740

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	Managed Futures Strategy	International Real Estate Securities	Real Estate Securities

Distributions paid from:
Ordinary income	$25,526,562	$—	$10,424,220	$—	$19,046,747	$8,598,897
Net long-term capital gains	67,366,164	—	25,817,204	—	—	—
Total taxable distributions	$92,892,726	$—	$36,241,424	$—	$19,046,747	$8,598,897

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	Managed Futures Strategy	International Real Estate Securities	Real Estate Securities
Distributions paid from:
Ordinary income	$—	$7,594,290	$38,383,442	$—	$29,980,812	$7,769,678
Net long-term capital gains	7,303,949	—	7,791,548	—	—	—
Total taxable distributions	$7,303,949	$7,594,290	$46,174,990	$—	$29,980,812	$7,769,678

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2013

7. TAX INFORMATION (continued)

As of December 31, 2013, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	Managed Futures Strategy	International Real Estate Securities	Real Estate Securities
Undistributed ordinary income — net	$11,343,005	$—	$17,169,477	$—	$—	$—
Undistributed long-term capital gains	15,614,618	—	6,459,695	871,211	—	—
Total undistributed earnings	$26,957,623	$—	$23,629,172	$871,211	$—	$—
Capital loss carryforwards:(1)
Expiring 2016	$—	$(16,303,834)	$—	$—	$(327,907,510)	$—
Expiring 2017	—	(67,560,179)	—	—	(239,206,981)	(61,235,543)
Expiring 2018	—	—	—	—	(18,621,372)	—
Perpetual short-term	—	(1,431,212)	—	—	—	—
Perpetual long-term	—	(3,613,208)	—	—	—	—
Total capital loss carryforwards	$—	$(88,908,433)	$—	$—	$(585,735,863)	$(61,235,543)
Timing differences (Qualified Late Year Loss Deferral/certain REIT dividends/straddle loss deferral)	(1,591,241)	(346,581)	(82,080)	—	(5,331,852)	536,313
Unrealized gains — net	17,627,440	15,517,514	25,249,253	2,453,130	26,692,611	80,706,906
Total accumulated gains (losses) — net	$42,993,822	$(73,737,500)	$48,796,345	$3,324,341	$(564,375,104)	$20,007,676

(1)	Expiration occurs on December 31 of the year indicated. The International Real Estate Securities and the Real Estate Securities utilized $19,375,472 and $34,046,764, respectively, of capital losses in the current fiscal year.

As of December 31, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	Managed Futures Strategy	International Real Estate Securities	Real Estate Securities
Tax cost	$1,494,333,608	$1,211,937,501	$1,010,879,712	$93,637,641	$370,733,946	$397,248,584
Gross unrealized gain	6,179,711	979,578	26,846,006	—	69,837,091	89,122,861
Gross unrealized loss	(185,113)	(1,853,694)	(8,682,684)	—	(42,919,401)	(8,415,955)
Net unrealized security gain (loss)	$5,994,598	$(874,116)	$18,163,322	$—	$26,917,690	$80,706,906
Net unrealized gain (loss) on other investments	11,632,842	16,391,630	7,085,931	2,453,130	(225,079)	—
Net unrealized gain	$17,627,440	$15,517,514	$25,249,253	$2,453,130	$26,692,611	$80,706,906

GOLDMAN SACHS SELECT SATELLITE FUNDS

7. TAX INFORMATION (continued)

As of December 31, 2013, the Managed Futures Strategy Fund did not have any aggregate security unrealized gains, losses or cost for U.S. federal income tax purposes.

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, options and foreign currency contracts, and differences related to the tax treatment of swap transactions, inflation protected securities, underlying fund investments, passive foreign investment company and real estate investment trust investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from taxable over-distributions, net operating losses and differences in the tax treatment of inflation protected securities, underlying fund investments, foreign currency transactions, swap transactions, passive foreign investment company and real estate investment trust investments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Absolute Return Tracker	$—	$(20,732,467)	$20,732,467
Commodity Strategy	(39,241,843)	29,131,317	10,110,526
Dynamic Allocation	—	(10,567,450)	10,567,450
Managed Futures Strategy	(2,189,579)	1,866,335	323,244
International Real Estate Securities	(731,352)	(11,403,143)	12,134,495
Real Estate Securities	(1,932,983)	195,927	1,737,056

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2013

8. OTHER RISKS (continued)

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Non-Diversification Risk — The Funds (except for the Absolute Return Tracker Fund) are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, each Fund (except for the Absolute Return Tracker Fund) may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — The International Real Estate Securities Fund and the Real Estate Securities Fund invest primarily in securities of issuers (non-U.S. issuers, in the case of International Real Estate Securities Fund) that are primarily engaged in or related to the real estate industry, and each Fund has a policy of concentrating its investments in the real estate industry. Therefore, investments in the Funds are subject to certain risks associated with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS SELECT SATELLITE FUNDS

10. OTHER MATTERS

New Subsidiary — At a meeting held on October 17, 2013, the Board of Trustees of Goldman Sachs Trust authorized the Absolute Return Tracker Fund to invest in a wholly-owned subsidiary, through which the Absolute Return Tracker Fund will seek to gain exposure to the commodities markets. The wholly-owned subsidiary, which is organized under the laws of the Cayman Islands, is advised by GSAM, the Fund’s investment adviser. For the period ended December 31, 2013, the Absolute Return Tracker Fund had not invested any of its assets in the subsidiary.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Effective on January 1, 2014, GSAM agreed to waive a portion of its management fees in order to achieve an effective net management fee rate of 0.70% as an annual percentage rate of the Absolute Return Tracker Fund’s average daily net assets.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2013

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund

	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,113,867	$28,615,462	5,799,170	$51,720,261
Reinvestment of distributions	624,619	5,590,340	69,913	622,236
Shares redeemed	(7,111,308)	(65,162,712)	(47,062,301)	(416,390,523)
	(3,372,822)	(30,956,910)	(41,193,218)	(364,048,026)
Class C Shares
Shares sold	664,468	5,880,099	496,983	4,310,655
Reinvestment of distributions	148,039	1,267,210	15,930	136,994
Shares redeemed	(1,719,647)	(15,169,525)	(3,251,764)	(28,145,312)
	(907,140)	(8,022,216)	(2,738,851)	(23,697,663)
Institutional Shares
Shares sold	73,254,973	685,966,800	108,536,759	979,643,830
Reinvestment of distributions	7,398,833	67,625,338	597,812	5,410,200
Shares redeemed	(59,043,331)	(551,289,102)	(107,880,698)	(975,600,856)
	21,610,475	202,303,036	1,253,873	9,453,174
Class IR Shares
Shares sold	1,178,635	10,963,049	1,206,735	10,834,748
Reinvestment of distributions	124,252	1,126,965	9,292	83,536
Shares redeemed	(859,396)	(7,970,790)	(1,170,411)	(10,518,650)
	443,491	4,119,224	45,616	399,634
Class R Shares
Shares sold	53,561	485,821	117,771	1,037,113
Reinvestment of distributions	11,542	101,796	1,074	9,454
Shares redeemed	(97,289)	(876,675)	(38,504)	(341,238)
	(32,186)	(289,058)	80,341	705,329
NET INCREASE (DECREASE)	17,741,818	$167,154,076	(42,552,239)	$(377,187,552)

GOLDMAN SACHS SELECT SATELLITE FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Commodity Strategy Fund

	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	41,130,438	$230,911,570	86,949,603	$494,110,097
Reinvestment of distributions	—	—	176,948	1,082,945
Shares redeemed	(31,514,065)	(175,982,642)	(60,493,075)	(343,057,022)
	9,616,373	54,928,928	26,633,476	152,136,020
Class C Shares
Shares sold	588,786	3,232,466	828,244	4,728,580
Reinvestment of distributions	—	—	8,718	52,398
Shares redeemed	(993,047)	(5,403,468)	(980,921)	(5,614,087)
	(404,261)	(2,171,002)	(143,959)	(833,109)
Institutional Shares
Shares sold	95,413,012	537,858,923	78,176,583	450,010,812
Reinvestment of distributions	—	—	796,538	4,845,401
Shares redeemed	(41,419,256)	(232,435,465)	(63,297,957)	(357,400,751)
	53,993,756	305,423,458	15,675,164	97,455,462
Class IR Shares
Shares sold	821,873	4,688,486	770,720	4,605,691
Reinvestment of distributions	—	—	16,753	102,742
Shares redeemed	(636,943)	(3,566,836)	(2,782,620)	(16,296,923)
	184,930	1,121,650	(1,995,147)	(11,588,490)
Class R Shares
Shares sold	163,268	913,005	123,733	717,135
Reinvestment of distributions	—	—	1,255	7,629
Shares redeemed	(144,208)	(805,400)	(51,849)	(292,461)
	19,060	107,605	73,139	432,303
NET INCREASE	63,409,858	$359,410,639	40,242,673	$237,602,186

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2013

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Dynamic Allocation Fund

	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,357,530	$69,696,698	23,066,580	$246,528,995
Reinvestment of distributions	551,119	5,863,905	990,630	10,649,277
Shares redeemed	(18,611,390)	(203,449,197)	(12,944,302)	(139,102,366)
	(11,702,741)	(127,888,594)	11,112,908	118,075,906
Class C Shares
Shares sold	1,614,724	17,399,807	3,066,128	32,425,445
Reinvestment of distributions	208,657	2,159,600	239,607	2,527,853
Shares redeemed	(2,839,327)	(30,192,044)	(1,515,614)	(16,084,381)
	(1,015,946)	(10,632,637)	1,790,121	18,868,917
Institutional Shares
Shares sold	21,645,978	239,411,751	76,101,937	810,055,173
Reinvestment of distributions	2,386,994	25,686,906	2,750,911	29,844,950
Shares redeemed	(34,550,307)	(379,708,953)	(18,950,133)	(205,790,147)
	(10,517,335)	(114,610,296)	59,902,715	634,109,976
Class IR Shares
Shares sold	2,425,682	26,789,149	3,003,084	32,320,290
Reinvestment of distributions	170,824	1,832,943	194,501	2,103,977
Shares redeemed	(3,913,928)	(42,980,566)	(3,144,552)	(33,808,081)
	(1,317,422)	(14,358,474)	53,033	616,186
Class R Shares
Reinvestment of distributions	36	379	37	390
	36	379	37	390
NET INCREASE (DECREASE)	(24,553,408)	$(267,489,622)	72,858,814	$771,671,375

GOLDMAN SACHS SELECT SATELLITE FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Managed Futures Strategy Fund

	For the Fiscal Year Ended December 31, 2013		For the Period Ended December 31, 2012(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	177,174	$1,778,085	32,219	$328,063
Shares redeemed	(69,062)	(684,185)	(6,471)	(65,349)
	108,112	1,093,900	25,748	262,714
Class C Shares
Shares sold	158,949	1,551,528	33,564	346,489
Shares redeemed	(35,985)	(350,922)	(1,251)	(12,145)
	122,964	1,200,606	32,313	334,344
Institutional Shares
Shares sold	11,167,665	110,870,528	1,854,565	19,069,171
Shares redeemed	(2,450,002)	(24,016,051)	(21,969)	(229,725)
	8,717,663	86,854,477	1,832,596	18,839,446
Class IR Shares
Shares sold	108,134	1,116,315	38,809	408,705
Shares redeemed	(108,857)	(1,050,231)	—	—
	(723)	66,084	38,809	408,705
Class R Shares
Shares sold	35,569	345,024	1,000	10,006
Shares redeemed	(27,704)	(265,370)	—	—
	7,865	79,654	1,000	10,006
NET INCREASE	8,955,881	$89,294,721	1,930,466	$19,855,215

(a)	Commenced operations on February 29, 2012.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2013

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	476,561	$3,199,759	2,766,368	$15,967,330
Reinvestment of distributions	95,056	607,097	412,850	2,497,983
Shares redeemed	(1,909,765)	(12,656,510)	(16,477,262)	(102,247,299)
	(1,338,148)	(8,849,654)	(13,298,044)	(83,781,986)
Class C Shares
Shares sold	139,120	926,263	33,219	204,080
Reinvestment of distributions	12,638	80,762	24,516	152,434
Shares redeemed	(115,679)	(770,199)	(108,751)	(651,388)
	36,079	236,826	(51,016)	(294,874)
Institutional Shares
Shares sold	17,731,696	114,220,589	19,750,248	120,346,975
Reinvestment of distributions	2,766,651	17,177,099	4,169,333	25,197,318
Shares redeemed	(9,542,456)	(61,482,417)	(11,778,209)	(68,386,842)
	10,955,891	69,915,271	12,141,372	77,157,451
Class IR Shares
Shares sold	304,073	1,997,625	297,996	1,930,375
Reinvestment of distributions	10,564	66,565	25,334	156,779
Shares redeemed	(488,069)	(3,284,381)	(7,483)	(48,087)
	(173,432)	(1,220,191)	315,847	2,039,067
NET INCREASE (DECREASE)	9,480,390	$60,082,252	(891,841)	$(4,880,342)

GOLDMAN SACHS SELECT SATELLITE FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,177,766	$19,177,100	1,891,447	$27,800,256
Shares converted from Class B(a)	1,419	22,562	4,855	71,384
Reinvestment of distributions	50,240	809,858	137,481	2,036,290
Shares redeemed	(1,999,846)	(32,248,168)	(10,326,818)	(155,753,033)
	(770,421)	(12,238,648)	(8,293,035)	(125,845,103)
Class B Shares
Shares sold	2,490	40,012	7,860	116,370
Shares converted to Class A(a)	(1,428)	(22,562)	(4,881)	(71,384)
Reinvestment of distributions	523	8,412	873	12,921
Shares redeemed	(44,002)	(706,298)	(48,270)	(718,398)
	(42,417)	(680,436)	(44,418)	(660,491)
Class C Shares
Shares sold	193,935	3,076,849	185,182	2,698,822
Reinvestment of distributions	6,506	102,611	5,953	86,752
Shares redeemed	(205,543)	(3,260,108)	(199,058)	(2,900,568)
	(5,102)	(80,648)	(7,923)	(114,994)
Institutional Shares
Shares sold	9,352,608	154,377,399	12,673,739	194,004,890
Reinvestment of distributions	438,055	7,157,530	335,081	5,069,012
Shares redeemed	(7,570,762)	(123,303,543)	(14,279,454)	(121,321,618)
Shares redeemed in connection with in-kind	—	—	(3,807,650)	(146,308,330	)(b)
	2,219,901	38,231,386	(5,078,284)	(68,556,046)
Service Shares
Shares sold	85,935	1,400,264	195,931	2,954,987
Reinvestment of distributions	1,016	16,479	1,459	21,841
Shares redeemed	(175,350)	(2,902,896)	(239,449)	(3,580,318)
	(88,399)	(1,486,153)	(42,059)	(603,490)
Class IR Shares
Shares sold	40,122	661,161	20,166	300,736
Reinvestment of distributions	793	12,782	625	9,312
Shares redeemed	(23,943)	(380,824)	(18,720)	(282,476)
	16,972	293,119	2,071	27,572
Class R Shares
Shares sold	33,792	536,907	32,162	484,083
Reinvestment of distributions	479	7,686	294	4,383
Shares redeemed	(16,304)	(258,804)	(16,837)	(244,696)
	17,967	285,789	15,619	243,770
NET INCREASE (DECREASE)	1,348,501	$24,324,409	(13,448,029)	$(195,508,782)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Includes cash received in connection with in-kind redemption of $3,219,329.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Select Satellite Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs International Real Estate Securities Fund and Goldman Sachs Real Estate Securities Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at December 31, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for Goldman Sachs Commodity Strategy Fund) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013, by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2014

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund Expenses — Six Month Period Ended December 31, 2013 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Commodity Strategy Fund				Dynamic Allocation Fund
Share Class	Beginning Account Value 7/01/13	Ending Account Value 12/31/13		Expenses Paid for the 6 Months Ended 12/31/13*	Beginning Account Value 7/01/13	Ending Account Value 12/31/13		Expenses Paid for the 6 Months Ended 12/31/13*	Beginning Account Value 7/01/13	Ending Account Value 12/31/13		Expenses Paid for the 6 Months Ended 12/31/13*
Class A
Actual	$1,000	$1,064.80		$8.01	$1,000	$1,054.20		$4.76	$1,000	$1,057.00		$6.58
Hypothetical 5% return	1,000	1,017.44	+	7.83	1,000	1,020.57	+	4.69	1,000	1,018.80	+	6.46
Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Class C
Actual	1,000	1,060.40		11.89	1,000	1,050.00		8.63	1,000	1,053.50		10.46
Hypothetical 5% return	1,000	1,013.66	+	11.62	1,000	1,016.79	+	8.49	1,000	1,015.02	+	10.26
Institutional
Actual	1,000	1,065.70		5.94	1,000	1,055.90		3.01	1,000	1,058.50		4.51
Hypothetical 5% return	1,000	1,019.46	+	5.80	1,000	1,022.28	+	2.96	1,000	1,020.82	+	4.43
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Class IR
Actual	1,000	1,065.10		6.71	1,000	1,055.80		3.47	1,000	1,058.50		5.29
Hypothetical 5% return	1,000	1,018.70	+	6.56	1,000	1,021.83	+	3.41	1,000	1,020.06	+	5.19
Class R
Actual	1,000	1,062.20		9.30	1,000	1,052.80		6.05	1,000	1,055.30		7.93
Hypothetical 5% return	1,000	1,016.18	+	9.10	1,000	1,019.31	+	5.96	1,000	1,017.49	+	7.78

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund Expenses — Six Month Period Ended December 31, 2013 (Unaudited) (continued)

	Managed Futures Strategy Fund				International Real Estate Securities Fund				Real Estate Securities Fund
Share Class	Beginning Account Value 7/01/13	Ending Account Value 12/31/13		Expenses Paid for the 6 Months Ended 12/31/13*	Beginning Account Value 7/01/13	Ending Account Value 12/31/13		Expenses Paid for the 6 Months Ended 12/31/13*	Beginning Account Value 7/01/13	Ending Account Value 12/31/13		Expenses Paid for the 6 Months Ended 12/31/13*
Class A
Actual	$1,000	$1,051.30		$7.60	$1,000	$1,059.30		$7.58	$1,000	$968.30		$6.95
Hypothetical 5% return	1,000	1,017.80	+	7.48	1,000	1,017.85	+	7.43	1,000	1,018.15	+	7.12
Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	964.10		10.64
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,014.37	+	10.92
Class C
Actual	1,000	1,046.60		11.45	1,000	1,055.20		11.45	1,000	964.50		10.65
Hypothetical 5% return	1,000	1,014.01	+	11.27	1,000	1,014.06	+	11.22	1,000	1,014.37	+	10.92
Institutional
Actual	1,000	1,054.20		5.59	1,000	1,059.90		5.50	1,000	970.40		4.97
Hypothetical 5% return	1,000	1,019.76	+	5.50	1,000	1,019.86	+	5.40	1,000	1,020.16	+	5.09
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	967.60		7.44
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,017.64	+	7.63
Class IR
Actual	1,000	1,052.20		6.31	1,000	1,060.50		6.23	1,000	969.00		5.71
Hypothetical 5% return	1,000	1,019.06	+	6.21	1,000	1,019.16	+	6.11	1,000	1,019.41	+	5.85
Class R
Actual	1,000	1,050.50		8.73	N/A	N/A		N/A	1,000	967.10		8.18
Hypothetical 5% return	1,000	1,016.69	+	8.59	N/A	N/A		N/A	1,000	1,016.89	+	8.39

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Absolute Return Tracker	1.54%	N/A	2.29%	1.14%	N/A	1.29%	1.79%
Commodity Strategy	0.92	N/A	1.67	0.58	N/A	0.67	1.17
Dynamic Allocation	1.27	N/A	2.02	0.87	N/A	1.02	1.53
Managed Futures Strategy	1.47	N/A	2.22	1.08	N/A	1.22	1.69
International Real Estate Securities	1.46	N/A	2.21	1.06	N/A	1.20	N/A
Real Estate Securities	1.40	2.15%	2.15	1.00	1.50%	1.15	1.65

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on October 15, 2013 to consider and act upon the proposal below.

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	53,388,642,395.715	0	1,150,861,851.704	0
Joseph P. LoRusso	53,405,131,628.159	0	1,134,372,619.260	0
Herbert J. Markley	53,435,916,168.391	0	1,103,588,079.028	0
James A. McNamara	53,432,564,581.647	0	1,106,939,665.772	0
Roy W. Templin	53,435,142,748.551	0	1,104,361,498.868	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	111	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Fund Complex.	108	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	111	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”), and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of December 31, 2013, the Trust consisted of 93 portfolios (84 of which offered shares to the public); GSVIT consisted of 14 portfolios (12 of which offered shares to the public) and GSCSF consisted of one portfolio. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II, Goldman Sachs BDC, Inc. and Goldman Sachs MLP Income Opportunities Fund. Each consisted of one portfolio. Goldman Sachs BDC, Inc. did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer and Treasurer	Since 2009 (Principal Financial Officer Since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present); Treasurer — Goldman Sachs Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust – Select Satellite Funds—Tax Information (Unaudited)

For the fiscal year ended December 31, 2013, 0.64%, 2.86% and 0.11% of the dividends paid from net investment company taxable income by the Absolute Return Tracker, Dynamic Allocation and Real Estate Securities Funds, respectively, qualified for the dividends received deduction available to corporations.

For the 2013 tax year, the International Real Estate Securities Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Real Estate Securities Fund from sources within foreign countries and possessions of the United States was $0.2003 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year from foreign sources was 76.80%. The total amount of foreign taxes paid by the Fund was $0.0139 per share.

For the fiscal year ended December 31, 2013, 6.27%, 12.71%, 17.95%, and 1.74% of the dividends paid from net investment company taxable income by the Absolute Return Tracker, Dynamic Allocation, International Real Estate Securities, and Real Estate Securities Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Absolute Return Tracker and Dynamic Allocation Funds, respectively, designate $67,366,164 and $25,817,204, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2013.

During the fiscal year ended December 31, 2013, the Absolute Return Tracker and Dynamic Allocation Funds, respectively, designate $25,526,562 and $10,305,395 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $807.6 billion in assets under management as of December 31, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS*

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights2

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio
■	Fixed Income Macro Strategies Fund

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category. Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	Scott M. McHugh, Principal Financial Officer and Treasurer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels
Joseph P. LoRusso
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most  recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Holdings and allocations shown are as of December 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 122272.MF.MED.TMPL/2/2014/SELSATAR14/96K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2013	2012	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,422,346	$3,149,180	Financial Statement audits.

Audit-Related Fees:

• PwC	$2,340	$0	Other attest services.

Tax Fees:

• PwC	$894,195	$726,025	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2013	2012	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,848,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2013 and December 31, 2012 were $896,535 and $726,025 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2013. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 7, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	March 7, 2014